                                                                    EXHIBIT 99.1

[MERRILL LYNCH LOGO]           COMPUTATIONAL MATERIALS FOR SERIES TMTS 2004-11HE

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                          $[262,710,000] (APPROXIMATE)
                              OFFERED CERTIFICATES

                              TERWIN MORTGAGE TRUST
                ASSET-BACKED CERTIFICATES, SERIES TMTS 2004-11HE

                             [THE WINTER GROUP LOGO]

                      CHASE MANHATTAN MORTGAGE CORPORATION
                                 MASTER SERVICER

                         SPECIALIZED LOAN SERVICING, LLC
                                    SERVICER

                               JPMORGAN CHASE BANK
                  SECURITIES ADMINISTRATOR AND BACK-UP SERVICER

                         U.S. BANK NATIONAL ASSOCIATION
                                     TRUSTEE

                                  JUNE 17, 2004

---------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]           COMPUTATIONAL MATERIALS FOR SERIES TMTS 2004-11HE

The attached tables and other statistical analyses (the "Computational Materials") are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities or any of its affiliates. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material, except to the extent provided in the following paragraph.

Notwithstanding anything else to the contrary in these Computational Materials, each addressee hereof (and each employee, representative or other agent of each addressee) may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of the securities described herein and all materials of any kind (including opinions or other tax analyses) that are provided to each addressee relating to such tax treatment and tax structure.

Numerous assumptions were used in preparing the Computational Materials, which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

---------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]           COMPUTATIONAL MATERIALS FOR SERIES TMTS 2004-11HE

                                   TERM SHEET
                                  JUNE 17, 2004

                              TERWIN MORTGAGE TRUST
                ASSET-BACKED CERTIFICATES, SERIES TMTS 2004-11HE

                $[262,710,000] (APPROXIMATE) OFFERED CERTIFICATES
                               SUBJECT TO REVISION

                                        WAL (YRS)  PAYMENT WINDOW                         EXPECTED      STATED
                APPROX                  (CALL(4)/    (CALL (4)/      PAYMENT  INTEREST     FINAL         FINAL      EXPECTED RATINGS
CLASS(6)(7)    SIZE ($)    COUPON       MATURITY)     MATURITY)       DELAY   ACCRUAL    MATURITY (4)  MATURITY (5)        (S&P)
-----------------------------------------------------------------------------------------------------------------------------------
CLASS A     238,140,000  LIBOR + [ ]  2.56 / 2.82  1 - 83 / 1 - 205      0   Actual/360    08/2011       07/2035           AAA
                           (1), (2)
-----------------------------------------------------------------------------------------------------------------------------------
CLASS S     Notional(8)   1.80 -          NA              NA             0   Actual/360      NA            NA              AAA
                          LIBOR(9)
-----------------------------------------------------------------------------------------------------------------------------------
CLASS M-1    12,960,000  LIBOR + [ ]  4.67 / 5.15 39 - 83 / 39 - 145     0   Actual/360    08/2011       07/2035            AA
                           (1), (3)
-----------------------------------------------------------------------------------------------------------------------------------
CLASS M-2     5,130,000  LIBOR + [ ]  4.63 / 5.01 38 - 83 / 38 - 123     0   Actual/360    08/2011       07/2035            A
                           (1), (3)
-----------------------------------------------------------------------------------------------------------------------------------
CLASS M-3     3,780,000  LIBOR + [ ]  4.63 / 4.90 38 - 83 / 38 - 110     0   Actual/360    08/2011       07/2035            A-
                           (1), (3)
-----------------------------------------------------------------------------------------------------------------------------------
CLASS B-1     2,700,000  LIBOR + [ ]  4.61 / 4.74  37 - 83 / 37 - 98     0   Actual/360    08/2011       07/2035           BBB+
                           (1), (3)
-----------------------------------------------------------------------------------------------------------------------------------
CLASS B-2     2,700,000  LIBOR + [ ]      NA              NA             0   Actual/360      NA            NA              BBB
                           (1), (3)
-----------------------------------------------------------------------------------------------------------------------------------
CLASS B-3     2,430,000  LIBOR + [ ]      NA              NA             0   Actual/360      NA            NA              BBB-
                           (1), (3)
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:      267,840,000

1)    Subject to the Available Funds Cap and the Maximum Rate Cap.

2) If the 10% cleanup call is not exercised on the first Distribution Date on which it is exercisable, the margin on the Class A Certificates will increase to 2x its margin with respect to each subsequent Distribution Date.

3) If the 10% cleanup call is not exercised on the first Distribution Date on which it is exercisable, the margin on each of the Class M-1, Class M-2, Class M-3, Class B-1, Class B-2, and Class B-3 Certificates will increase to 1.5x their respective margins with respect to each subsequent Distribution Date.

4) The Certificates will be priced at 20% HEP for the fixed rate collateral and at 100% PPC (2% CPR in month 1, building linearly (rounded to the nearest hundredth) to 30% CPR in month 12, remaining at 30% CPR until month 22, 50% CPR from month 23 to month 27, and 35% CPR in month 28 and thereafter) for the adjustable rate collateral. Assumes 10% call.

5)    Assumes latest maturity date of Mortgage Loans plus one year.

6) The Class A, Class S, Class M-1, Class M-2, Class M-3 and Class B-1 Certificates will be publicly offered, and will be offered pursuant to the prospectus supplement. The information presented herein for the Class S Certificates is provided to assist your understanding of the Offered Certificates.

7) The Class B-2 and Class B-3 Certificates will be privately placed, and will not be offered pursuant to the prospectus supplement. The information presented herein for the Class B-2 and Class B-3 Certificates is provided to assist your understanding of the Offered Certificates.

8) The Class S Certificates will be interest-only certificates and will not receive any principal payments, but will accrue interest on the Class S notional balance, which, with respect to any Distribution Date, will equal the aggregate outstanding principal balance of the Class A, Class B and Class M Certificates.

9) The Class S Certificate pass-through rate with respect to any Distribution Date will be equal to the greater of (i) 1.80% minus One-Month LIBOR for such Distribution Date and (ii) zero; provided, however, that where the predetermined rate specified in clause (i) exceeds One-Month LIBOR for a Distribution Date, the rate on the Class S Certificates with respect

---------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]           COMPUTATIONAL MATERIALS FOR SERIES TMTS 2004-11HE

      to the portion of the notional balance of the Class S Certificates that corresponds to each class of Class A, Class M and Class B Certificates will be subject to a cap equal to the excess of (A) the FSA Bond Insurance amount paid over the Mortgage Loan balance plus (B) (x) the product of (I) the weighted average net mortgage rate of the Mortgage Loans and (II) a fraction, the numerator of which is 30 and the denominator of which is the number of actual days in the related accrual period, over (y) One-Month LIBOR plus the applicable margin for such class of Class A, Class M and Class B Certificates.

---------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]           COMPUTATIONAL MATERIALS FOR SERIES TMTS 2004-11HE

                                    CONTACTS

MBS/ABS TRADING/SYNDICATE

Scott Soltas                          212-449-3659     scott_soltas@ml.com
Charles Sorrentino                    212-449-3659     charles_sorrentino@ml.com

GLOBAL ASSET BACKED FINANCE

Matt Whalen                           212-449-0752     matthew_whalen@ml.com
Paul Park                             212-449-6380     paul_park@ml.com
Tom Saywell                           212-449-2122     tom_saywell@ml.com
Fred Hubert                           212-449-5071     fred_hubert@ml.com
Alan Chan                             212-449-8140     alan_chan@ml.com
Alice Chu                             212-449-1701     alice_chu@ml.com
Sonia Lee                             212-449-5067     sonia_lee@ml.com
Amanda de Zutter                      212-449-0725     amanda_dezutter@ml.com

---------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]           COMPUTATIONAL MATERIALS FOR SERIES TMTS 2004-11HE

TITLE OF CERTIFICATES

Terwin Mortgage Trust Asset-Backed Certificates, Series TMTS 2004-11HE

Class A and Class S Certificates (the "Senior Certificates"), Class M-1, Class M-2 and Class M-3 Certificates (collectively, the "Class M Certificates"), Class B-1, Class B-2 and Class B-3 Certificates (collectively, the "Class B Certificates"), and the Senior Certificates together with the Class M Certificates and the Class B-1 Certificates, the "Offered Certificates".

UNDERWRITERS

Merrill Lynch, Pierce, Fenner & Smith Incorporated and Terwin Capital LLC

SELLER

Terwin Advisors LLC

MASTER SERVICER

Chase Manhattan Mortgage Corporation

SERVICER

Specialized Loan Servicing, LLC.

BACK-UP SERVICER

JPMorgan Chase Bank

TRUSTEE

U.S. Bank National Association

SECURITIES ADMINISTRATOR

JPMorgan Chase Bank

LOSS MITIGATION ADVISOR

The Murryhill Company

CUT-OFF DATE

September 1, 2004

PRICING DATE

On or about June [18], 2004

CLOSING DATE

On or about September [28], 2004

DISTRIBUTION DATES

Distribution of principal and interest on the Certificates will be made on the 25th day of each month or, if such day is not a business day, on the first business day thereafter, commencing in October 2004.

ERISA CONSIDERATIONS

The Certificates will be ERISA eligible as of the Closing Date. However, investors should consult with their counsel with respect to the consequences under ERISA and the Internal Revenue Code of an ERISA Plan's acquisition and ownership of such Certificates.

LEGAL INVESTMENT

It is expected that the Offered Certificates (other than the Class B-1) will constitute "mortgage-related securities" for the purposes of SMMEA.

TAX STATUS

For federal income tax purposes, the Trust Fund will include two or more segregated asset pools, with respect to which elections will be made to treat each as a "real estate mortgage investment conduit" ("REMIC").

OPTIONAL TERMINATION

Specialized Loan Servicing, LLC (with the consent of the party specified in the Prospectus Supplement) has the option (the "Clean-up Call Option") to terminate the trust by purchasing all of the Mortgage Loans and any REO Properties and retiring the Certificates when the aggregate stated principal balance of the Mortgage Loans is less than or equal to 10% of the aggregate stated principal balance of the Mortgage Loans as of the Cut-Off Date.

---------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]           COMPUTATIONAL MATERIALS FOR SERIES TMTS 2004-11HE

PRE-FUNDED AMOUNT:

On the Closing Date, a portion of the proceeds from the sale of the Certificates up to approximately [25]% of the aggregate principal balance of the Certificates issued on the Closing Date (the "Pre-Funded Amount") will be deposited with the Trustee in a segregated account (the "Pre-Funding Account") and used by the trust to purchase Mortgage Loans after the Closing Date. The Pre-Funded Amount will be reduced during the Pre-Funding Period by the amounts thereof used to fund such purchases. Any amounts remaining in the Pre-Funding Account following the Pre-Funding Period will be distributed as principal to the Certificates in the case of amounts remaining, which had been allocated to fund the purchase of subsequent Mortgage Loans.

If specified in the prospectus supplement, on the Closing Date, the Seller will establish a segregated account (the "Capitalized Interest Account"), which will be applied to cover shortfalls in the amount of interest generated by the Mortgage Loans attributable to the pre-funding feature.

PRE-FUNDING PERIOD:

From the Closing Date to and including a date, to be specified in the Prospectus Supplement, not later than 90 days following the Closing Date.

MORTGAGE LOANS

The mortgage pool will consist of fixed rate and adjustable rate, first lien, sub-prime mortgage loans ("Initial Mortgage Loans") underwritten to The Winter Group program Underwriting Guidelines or the guidelines of the applicable originators and will be serviced by Specialized Loan Servicing, LLC.

The Pre-Funded Amount will be used to purchase certain mortgage loans during the Pre-Funding Period (the "Subsequent Mortgage Loans" and together with the Initial Mortgage Loans, the "Mortgage Loans"). At the end of the Pre-Funding Period it is expected that the final mortgage pool will have an aggregate stated principal balance as of the Cut-Off Date of approximately [$270,000,000].

TOTAL DEAL SIZE

Approximately $[267,840,000]

ADMINISTRATIVE FEES

The Master Servicer, Servicers, Securities Administrator, Trustee, Back-up Servicer, Loss Mitigation Advisor and lender-paid mortgage insurers will be paid fees aggregating to a weighted average of approximately 56.0 bps per annum (payable monthly) on the stated principal balance of the Mortgage Loans.

CREDIT ENHANCEMENTS

1.    Excess Interest

2.    Over-Collateralization

3.    Subordination

4.    FSA Bond Insurance (Benefit for the Class A Certificates)

FSA BOND INSURANCE

The Class A Certificates will have the benefit of an insurance policy issued by Financial Security Assurance. The trust fund will receive 12 bps per annum (payable monthly), calculated on an actual over 360 basis, on the stated principal balance of the Class A Certificates.

MORTGAGE INSURANCE

As of the Cut-Off Date, approximately 1.34% of the Mortgage Loans will be covered by lender-paid mortgage insurance policies issued by Radian Guaranty. The mortgage insurance policies will only cover losses pursuant to formulas described in the relevant policy, down to approximately 60% of the value of the related mortgaged property. As of the Cut-Off Date, approximately 6.41% of the Mortgage Loans will be covered by borrower-paid mortgage insurance policies.

EXCESS INTEREST

Excess Interest cashflow will be available as credit enhancement.

---------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]           COMPUTATIONAL MATERIALS FOR SERIES TMTS 2004-11HE

OVER-COLLATERALIZATION

The over-collateralization ("O/C") amount is equal to the excess of the aggregate principal balance of the Mortgage Loans over the aggregate principal balance of the Certificates. On the Closing Date, the over-collateralization amount will equal approximately [0.80]% of the aggregate principal balance of the Mortgage Loans. To the extent the over-collateralization amount is reduced below the over-collateralization target amount (i.e., [0.80]% of the aggregate principal balance of the Mortgage Loans as of the Closing Date), excess cashflow will be directed to build O/C until the over-collateralization target amount is maintained.

Initial: [0.80]% of original principal balance of the Mortgage Loans

Target: [0.80]% of original principal balance of the Mortgage Loans before stepdown
        [1.60]% of current principal balance of the Mortgage Loans on or after stepdown

Floor: 0.50% of original principal balance of the Mortgage Loans

SUBORDINATION:
(1) includes OC

 CLASSES              RATING (S)             SUBORDINATION (1)
---------             ----------             -----------------
Class A                  AAA                      11.80%
Class M-1                 AA                       7.00%
Class M-2                 A                        5.10%
Class M-3                 A-                       3.70%
Class B-1                BBB+                      2.70%
Class B-2                BBB                       1.70%
Class B-3                BBB-                      0.80%

CLASS SIZES:

 CLASSES              RATING (S)                CLASS SIZES
---------             ----------                -----------
Class A                  AAA                      88.20%
Class M-1                 AA                       4.80%
Class M-2                 A                        1.90%
Class M-3                 A-                       1.40%
Class B-1                BBB+                      1.00%
Class B-2                BBB                       1.00%
Class B-3                BBB-                      0.90%

INTEREST ACCRUAL

Interest for the Certificates will initially accrue from the Closing Date to (but excluding) the first Distribution Date, and thereafter, from the prior Distribution Date to (but excluding) the current Distribution Date, on an actual/360 basis.

COUPON STEP UP

If the Clean-up Call Option is not exercised on the first Distribution Date on which it is exercisable, (i) the margin on the Class A Certificates will increase to 2x its margin, and (ii) the margins on the Class M-1, Class M-2, Class M-3, Class B-1, Class B-2, and Class B-3 Certificates will increase to 1.5x their respective margins.

AVAILABLE FUNDS CAP

The pass-through rates of the Class A, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2, and Class B-3 Certificates will be subject to the "Available Funds Cap" which is a per annum rate equal to 12 times the quotient of (x) the total scheduled interest based on the Net Mortgage Rates in effect on the related due date, divided by (y) the aggregate principal balance of the Certificates as of the first day of the applicable accrual period, multiplied by 30 and divided by the actual number of days in the related accrual period. "Net Mortgage Rate" means, with respect to any Mortgage Loan, the mortgage rate less the Administrative Fees.

---------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]           COMPUTATIONAL MATERIALS FOR SERIES TMTS 2004-11HE

1ML CAP CONTRACT

The trust fund will own a one-month LIBOR Cap contract purchased for the benefit of the Certificates. The trust fund will receive a payment under the cap contract with respect to any Distribution Date on which one-month LIBOR exceeds the applicable lower collar, and up to and not exceeding the upper collar, shown with respect to such Distribution Date in the tables appearing on page [26]. Payments received on the cap contracts will be available to pay Carryover to the holders of the Certificates (other than Carryover resulting from the fact that realized losses are not allocated to the Class A Certificates after the aggregate principal balance of the Class M and Class B Certificates has been reduced to zero).

MAXIMUM RATE CAP

The pass-through rate of the Certificates (other than the Class S Certificates) will also be subject to the "Maximum Rate Cap", which is a per annum rate equal to the weighted average of the net maximum lifetime mortgage rates on the adjustable rate Mortgage Loans and Net Mortgage Rates on the fixed rate Mortgage Loans, multiplied by 30 and divided by the actual number of days in the related accrual period. Any interest shortfall due to the Maximum Rate Cap will not be reimbursed.

SHORTFALL REIMBURSEMENT

If on any Distribution Date the pass-through rate is limited by the Available Funds Cap, the amount of additional interest that would have been distributed if the pass-through rate had not been so limited by the Available Funds Cap, up to but not exceeding greater of (i) the Maximum Rate Cap and (ii) the lesser of (A) One Month LIBOR and (B) 9.60% per annum (which is the rate shown under the heading, "Upper Collar (%)" in the table entitled "One Month LIBOR Cap Table" shown on [page 26]), and the aggregate of such shortfalls from previous Distribution Date together with accrued interest at the pass-through rate will be carried over to the next Distribution Date until paid (the "Carryover"). Such reimbursement will be paid only on a subordinated basis, as described under "Cashflow Priority". No such Carryover will be paid in respect of any Certificate once the Certificate principal balance has been reduced to zero.

CASHFLOW PRIORITY

1.    Repayment of any unreimbursed Servicer advances.

2.    Administrative Fees.

3.    FSA Bond Insurance fee.

4. Available interest funds, as follows: monthly interest, including any unpaid monthly interest from prior months, concurrently, to the Class A and Class S Certificates, then monthly interest, including any unpaid monthly interest from prior months, to the Class M-1 Certificates, then to the Class M-2 Certificates, then to the Class M-3 Certificates, then to the Class B-1 Certificates, then to the Class B-2 Certificates and then to the Class B-3 Certificates.

5. Available principal funds, as follows: monthly principal to the Class A Certificates as described under "PRINCIPAL PAYDOWN", then monthly principal to the Class M-1 Certificates, then monthly principal to the Class M-2 Certificates, then monthly principal to the Class M-3 Certificates, then monthly principal to the Class B-1 Certificates, then monthly principal to the Class B-2 Certificates, then monthly principal to the Class B-3 Certificates, in each case as described under "PRINCIPAL PAYDOWN."

6. Excess interest in the order as described under "PRINCIPAL PAYDOWN" if necessary to maintain O/C to the required level.

7. Excess interest to pay Class M and Class B Certificates principal shortfalls.

8. Excess interest to pay Carryover on the Certificates resulting from imposition of the Available Funds Cap (1).

9. Any remaining amount will be paid in accordance with the Pooling and Servicing Agreement and will not be available for payment to holders of the Certificates (1).

(1.) Amounts received on the 1ML Cap contracts will only be available to the certificates (other than the Class S Certificates) to make payments in respect of Carryover (other than Carryover resulting from the fact that realized losses are not allocated to the Class A Certificates after the aggregate

---------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]           COMPUTATIONAL MATERIALS FOR SERIES TMTS 2004-11HE

principal balance of the Class M and Class B Certificates has been reduced to zero). Any amounts received on the 1ML Cap contracts not used to pay such Carryover will be paid to certificates other then the offered certificates.

---------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]           COMPUTATIONAL MATERIALS FOR SERIES TMTS 2004-11HE

PRINCIPAL PAYDOWN

IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS NOT MET:

      All scheduled and unscheduled principal received from the Mortgage Loans plus excess interest to the extent distributable as principal to replenish O/C to the required level will be paid to the Class A Certificates.

      After the Certificate principal balance of the Class A Certificates has been reduced to zero, the amount referred to above will be distributed sequentially to the Class M-1, Class M-2, Class M-3, Class B-1, Class B-2, and Class B-3 Certificates.

IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS MET:

      All Certificates will be entitled to receive payments of principal, in the following order of priority: first to the Class A Certificates, second to the Class M-1 Certificates, third to the Class M-2 Certificates, fourth to the Class M-3 Certificates, fifth to the Class B-1 Certificates, sixth to the Class B-2 Certificates, and seventh to the Class B-3 Certificates, in each case up to amounts necessary to maintain the subordination for each class at its required level. Such required levels of subordination are as follows:

CLASS A                  23.60%*
CLASS M-1                14.00%*
CLASS M-2                10.20%*
CLASS M-3                 7.40%*
CLASS B-1                 5.40%*
CLASS B-2                 3.40%*
CLASS B-3                 1.60%*

*Includes O/C

THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS MET IF:

i)    The Distribution Date is on or after the October 2007 Distribution Date;
      and

ii) The applicable Subordinate Class Principal Distribution Date has occurred (as described below); and

iii)  A Step Down Loss Trigger Event does not exist.

SUBORDINATE CLASS PRINCIPAL DISTRIBUTION DATE

The first Distribution Date on which the Required Percentage (i.e., the sum of the outstanding principal balance of the Class M and Class B Certificates and the O/C amount divided by the aggregate stated principal balance of the Mortgage Loans) is greater than or equal to the Senior Specified Enhancement Percentage (including O/C), which is equal to two times the initial AAA subordination percentage.

SENIOR SPECIFIED ENHANCEMENT PERCENTAGE:
23.60%
or
(11.00% + 0.80%)*2

---------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]           COMPUTATIONAL MATERIALS FOR SERIES TMTS 2004-11HE

STEP DOWN LOSS TRIGGER EVENT

The situation that exists with respect to any Distribution Date after the Stepdown Date, if either (a) the quotient (expressed as a percentage) of (1) the aggregate Stated Principal Balance of all Mortgage Loans 60 or more days delinquent, measured on a rolling three month basis (including Mortgage Loans in foreclosure and REO Properties) and (2) the Stated Principal Balance of all the Mortgage Loans as of the preceding Servicer Remittance Date, equals or exceeds the product of (i) [67]% and (ii) the Required Percentage or (b) the quotient (expressed as a percentage) of (1) the aggregate Realized Losses incurred from the Cut-off Date through the last day of the calendar month preceding such Distribution Date and (2) the aggregate principal balance of the Mortgage Loans as of the Cut-off Date exceeds the Required Loss Percentage.

DISTRIBUTION DATE OCCURRING                       REQUIRED LOSS PERCENTAGE
---------------------------          --------------------------------------------------------
October 2007 - November 2008         [2.85]% with respect to October 2007, plus an additional
                                     1/12th of [0.95]% for each month thereafter
October 2008 - November 2009         [3.80]% with respect to October 2008, plus an additional
                                     1/12th of [0.70]% for each month thereafter
October 2009 - November 2010         [4.50]% with respect to October 2009, plus an additional
                                     1/12th of [0.25]% for each month thereafter
October 2010 and thereafter          [4.75]%

(PRELIMINARY AND SUBJECT TO REVISION)

PROSPECTUS

The Certificates will be offered pursuant to a Prospectus which includes a Prospectus Supplement (together, the "Prospectus"). Complete information with respect to the Certificates and the Mortgage Loans is contained in the Prospectus. The foregoing is qualified in its entirety by the information appearing in the Prospectus. To the extent that the foregoing is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Certificates may not be consummated unless the purchaser has received the Prospectus.

MORTGAGE LOAN TABLES

The following tables describe the Mortgage Loans and the related mortgaged properties as of the June 1, 2004 ("Statistical Calculation Date"). The sum of the columns below may not equal the total indicated due to rounding. At the end of the Pre-Funding Period, it is expected that the final mortgage pool will have an aggregate stated principal balance as of the Cut-Off Date of approximately $[270,000,000]. It is not expected that the statistical characteristics of the final mortgage pool will differ in any material respect from the characteristics described in the following tables, except that the aggregate principal balance of the final mortgage pool is expected to be approximately $[270,000,000].

---------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                  COMPUTATIONAL MATERIALS FOR TMTS 2004-11HE

Aggregate Outstanding Principal Balance         $317,561,710
Aggregate Original Principal Balance            $317,618,989
Number of Mortgage Loans                               1,517

                                   MINIMUM           MAXIMUM              AVERAGE (1)
                                   -------         ----------             -----------
Original Principal Balance         $10,700         $1,000,000              $209,373
Outstanding Principal Balance      $10,683         $1,000,000              $209,335

                                   MINIMUM           MAXIMUM         WEIGHTED AVERAGE (2)
                                   -------           -------         --------------------
Original Term (mos)                  180                360                   357
Stated Remaining Term (mos)          175                360                   357
Loan Age (mos)                         0                 23                     1
Current Interest Rate              4.250%            11.125%                6.991%
Initial Interest Rate Cap          1.000%             5.000%                3.067%
Periodic Rate Cap                  1.000%             2.000%                1.011%
Gross Margin                       2.250%            10.250%                5.397%
Maximum Mortgage Rate              9.750%            17.275%               13.034%
Minimum Mortgage Rate              2.250%            11.125%                6.077%
Months to Roll                         6                 61                    27
Original Loan-to-Value              8.30%            100.00%                78.57%
Credit Score (3)                     501                806                   653

                                   EARLIEST         LATEST
                                   --------        --------
Maturity Date                      01/01/19        07/01/34

LIEN POSITION                     PERCENT OF MORTGAGE POOL
-------------                     ------------------------
1st Lien                                            100.00%

OCCUPANCY                         PERCENT OF MORTGAGE POOL
---------                         ------------------------
Primary                                              82.06%
Second Home                                           3.10%
Investment                                           14.84%

LOAN TYPE                         PERCENT OF MORTGAGE POOL
---------                         ------------------------
Fixed Rate                                           31.31%
ARM                                                  68.69%

AMORTIZATION TYPE                 PERCENT OF MORTGAGE POOL
-----------------                 ------------------------
Fully Amortizing                                     77.24%
Interest-Only                                        22.32%
Balloon                                               0.44%

YEAR OF ORIGINATION               PERCENT OF MORTGAGE POOL
-------------------               ------------------------
2002                                                  0.10%
2003                                                  0.68%
2004                                                 99.22%

LOAN PURPOSE                      PERCENT OF MORTGAGE POOL
------------                      ------------------------
Purchase                                             53.51%
Refinance - Rate Term                                 6.99%
Refinance - Cashout                                  39.50%

PROPERTY TYPE                     PERCENT OF MORTGAGE POOL
-------------                     ------------------------
Single Family Residence                              76.15%
Townhouse                                             0.73%
Condominium                                           5.94%
Two-to-Four Family                                   10.16%
Cooperative                                           0.13%
Planned Unit Development                              6.89%

(1) Sum of Principal Balance divided by total number of loans.

(2) Weighted by Outstanding Principal Balance.

(3) Minimum and Weighting only for loans with scores.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                  COMPUTATIONAL MATERIALS FOR TMTS 2004-11HE

MORTGAGE RATES

                                          AGGREGATE                               WEIGHTED      AVERAGE     WEIGHTED      PERCENT
                            NUMBER OF     PRINCIPAL     PERCENT OF    WEIGHTED    AVERAGE      PRINCIPAL     AVERAGE      FULL OR
                             MORTGAGE      BALANCE       MORTGAGE      AVERAGE     CREDIT       BALANCE     ORIGINAL    ALTERNATIVE
RANGE OF MORTGAGE RATES       LOANS      OUTSTANDING       POOL        COUPON      SCORE      OUTSTANDING     LTV      DOCUMENTATION
-----------------------     ---------   ------------    ----------    --------    --------    -----------   --------   -------------
5.500% or less                   66     $ 19,557,277         6.16%      5.183%        677     $  296,322      75.64%         68.55%
5.501% to 6.000%                135       32,668,683        10.29       5.838         670        241,990      71.60          44.51
6.001% to 6.500%                221       52,793,487        16.62       6.344         663        238,885      77.52          34.12
6.501% to 7.000%                336       75,696,667        23.84       6.831         669        225,288      77.92          24.82
7.001% to 7.500%                287       63,076,021        19.86       7.318         652        219,777      79.30          31.50
7.501% to 8.000%                200       34,206,940        10.77       7.763         623        171,035      82.10          30.14
8.001% to 8.500%                 90       14,359,344         4.52       8.315         615        159,548      84.22          35.86
8.501% to 9.000%                 95       14,722,856         4.64       8.761         608        154,977      85.22          29.54
9.001% to 9.500%                 48        6,119,164         1.93       9.266         600        127,483      83.73          34.27
9.501% to 10.000%                21        2,184,407         0.69       9.733         637        104,019      89.43          12.64
10.001% to 10.500%                9        1,319,087         0.42      10.168         589        146,565      70.90          84.27
10.501% to 11.000%                7          650,677         0.20      10.719         571         92,954      76.10          50.55
11.001% to 11.500%                2          207,100         0.07      11.091         551        103,550      80.74          67.89
                              -----     ------------       ------      ------         ---     ----------      -----          -----
TOTAL:                        1,517     $317,561,710       100.00%      6.991%        653     $  209,335      78.57%         34.13%
                              -----     ------------       ------      ------         ---     ----------      -----          -----

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 4.250% per annum to 11.125% per annum and the weighted average Mortgage Rate of the Rate Mortgage Loans was approximately 6.991% per annum.

REMAINING MONTHS TO STATED MATURITY

                                          AGGREGATE                               WEIGHTED      AVERAGE     WEIGHTED      PERCENT
RANGE OF                    NUMBER OF     PRINCIPAL     PERCENT OF    WEIGHTED     AVERAGE     PRINCIPAL     AVERAGE      FULL OR
REMAINING MONTHS             MORTGAGE      BALANCE       MORTGAGE      AVERAGE     CREDIT       BALANCE     ORIGINAL    ALTERNATIVE
TO STATED MATURITY            LOANS      OUTSTANDING       POOL        COUPON       SCORE     OUTSTANDING     LTV      DOCUMENTATION
-----------------------     ---------   ------------    ----------    --------    --------    -----------   --------   -------------
169 to 180                       20     $  3,852,444         1.21%      6.443%        708     $   192,622     59.63%          9.76%
229 to 240                        5          974,869         0.31       6.593         686         194,974     73.45          29.75
337 to 348                        1          314,539         0.10       7.625         691         314,539     79.60           0.00
349 to 360                     1491      312,419,858        98.38       6.999         652         209,537     78.82          34.48
                              -----     ------------       ------       -----         ---     -----------     -----          -----
TOTAL:                        1,517     $317,561,710       100.00%      6.991%        653     $   209,335     78.57%         34.13%
                              -----     ------------       ------       -----         ---     -----------     -----          -----

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 175 months to 360 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 357 months.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                  COMPUTATIONAL MATERIALS FOR TMTS 2004-11HE

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                                          AGGREGATE                               WEIGHTED      AVERAGE     WEIGHTED      PERCENT
RANGE OF ORIGINAL MORTGAGE   NUMBER OF    PRINCIPAL     PERCENT OF    WEIGHTED    AVERAGE      PRINCIPAL    AVERAGE       FULL OR
MORTGAGE LOAN PRINCIPAL       MORTGAGE     BALANCE       MORTGAGE     AVERAGE      CREDIT       BALANCE     ORIGINAL    ALTERNATIVE
BALANCES                       LOANS     OUTSTANDING       POOL        COUPON      SCORE      OUTSTANDING     LTV      DOCUMENTATION
-----------------------     ---------   ------------    ----------    --------    --------    -----------   --------   -------------
$50,000 or less                  37     $  1,494,871         0.47%      7.839%        657     $    40,402     69.79%         35.68%
$50,001 to $100,000             271       20,768,259         6.54       7.676         650          76,636     80.42          43.76
$100,001 to $150,000            324       40,894,546        12.88       7.327         648         126,218     79.77          39.66
$150,001 to $200,000            268       47,148,720        14.85       7.198         638         175,928     79.68          38.81
$200,001 to $250,000            188       42,242,774        13.30       6.968         648         224,696     78.54          39.05
$250,001 to $300,000            129       35,770,791        11.26       6.834         657         277,293     78.71          26.95
$300,001 to $350,000            104       33,923,447        10.68       6.713         656         326,187     78.63          25.03
$350,001 to $400,000             61       22,878,069         7.20       6.748         652         375,050     80.56          34.34
$400,001 to $450,000             36       15,338,156         4.83       6.846         654         426,060     78.76          27.91
$450,001 to $500,000             35       16,999,473         5.35       6.504         653         485,699     76.12          28.72
$500,001 to $550,000             21       11,017,699         3.47       7.109         659         524,652     82.54          18.72
$550,001 to $600,000             16        9,275,511         2.92       6.719         694         579,719     72.92          24.30
$600,001 to $650,000             13        8,234,495         2.59       6.865         662         633,423     70.25           7.89
$650,001 to $700,000              3        2,054,000         0.65       6.307         635         684,667     73.32          33.59
$700,001 to $750,000              1          734,400         0.23       7.250         793         734,400     80.00         100.00
$750,001 to $800,000              2        1,583,000         0.50       6.690         661         791,500     72.62           0.00
$800,001 to $850,000              2        1,638,500         0.52       7.064         635         819,250     70.00         100.00
$850,001 to $900,000              3        2,585,000         0.81       5.665         695         861,667     76.66         100.00
$950,001 to $1,000,000            3        2,980,000         0.94       7.167         706         993,333     70.88          66.44
                              -----     ------------       ------       -----         ---     -----------     -----         ------
TOTAL:                        1,517     $317,561,710       100.00%      6.991%        653     $   209,335     78.57%         34.13%
                              -----     ------------       ------       -----         ---     -----------     -----         ------

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans from approximately $10,683 to approximately $1,000,000 and the average outstanding principal balance of the Mortgage Loans was approximately $209,335.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                  COMPUTATIONAL MATERIALS FOR TMTS 2004-11HE

PRODUCT TYPES

                                          AGGREGATE                               WEIGHTED      AVERAGE     WEIGHTED      PERCENT
                            NUMBER OF     PRINCIPAL     PERCENT OF    WEIGHTED    AVERAGE      PRINCIPAL    AVERAGE       FULL OR
                             MORTGAGE      BALANCE       MORTGAGE      AVERAGE     CREDIT       BALANCE     ORIGINAL    ALTERNATIVE
     PRODUCT TYPES            LOANS      OUTSTANDING       POOL        COUPON      SCORE      OUTSTANDING     LTV      DOCUMENTATION
-------------------------   ---------   ------------    ----------    --------    --------    -----------   --------   -------------
Balloon Loans                     7     $  1,409,227         0.44%      7.146%        717     $   201,318     77.76%           8.39%
15 to 19 Year Fixed Loans        13        2,443,217         0.77       6.038         704         187,940     49.17           10.54
20 to 24 Year Fixed Loans         5          974,869         0.31       6.593         686         194,974     73.45           29.75
30 Year Fixed Loans             463       94,588,929        29.79       7.052         680         204,296     75.19           28.62
Six-Month LIBOR ARM               2          392,000         0.12       6.605         633         196,000     80.00            0.00
2/28 LIBOR ARM                  843      174,210,752        54.86       7.073         632         206,656     80.91           37.02
3/27 LIBOR ARM                  155       34,144,370        10.75       6.705         663         220,286     79.02           33.03
5/25 LIBOR ARM                   29        9,398,346         2.96       6.181         690         324,081     75.86           51.88
                              -----     ------------       ------       -----         ---     -----------     -----           -----
TOTAL:                        1,517     $317,561,710       100.00%      6.991%        653     $   209,335     78.57%          34.13%
                              -----     ------------       ------       -----         ---     -----------     -----           -----

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                  COMPUTATIONAL MATERIALS FOR TMTS 2004-11HE

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                                         AGGREGATE                                WEIGHTED      AVERAGE     WEIGHTED      PERCENT
                            NUMBER OF    PRINCIPAL      PERCENT OF    WEIGHTED     AVERAGE     PRINCIPAL     AVERAGE      FULL OR
                            MORTGAGE      BALANCE        MORTGAGE     AVERAGE      CREDIT       BALANCE     ORIGINAL    ALTERNATIVE
GEOGRAPHIC LOCATION           LOANS     OUTSTANDING        POOL        COUPON      SCORE      OUTSTANDING     LTV      DOCUMENTATION
-----------------------     ---------   ------------    ----------    --------    --------    -----------   --------   -------------
Alabama                           3     $    562,620         0.18%      8.319%        605     $   187,540     86.97%          30.29%
Arizona                          52        6,521,574         2.05       7.194         648         125,415     82.28           31.73
California                      469      130,786,852        41.18       6.636         645         278,863     77.82           39.13
Colorado                         44        7,813,508         2.46       7.021         645         177,580     83.18           44.51
Connecticut                       3        1,292,327         0.41       7.030         642         430,776     78.27           39.55
Delaware                          3          235,700         0.07       8.520         583          78,567     78.12           77.64
District of Columbia              1          499,559         0.16       6.625         777         499,559     79.37            0.00
Florida                         227       37,131,751        11.69       7.380         644         163,576     80.08           28.35
Georgia                          28        4,925,317         1.55       7.322         659         175,904     78.30           49.26
Hawaii                            2          760,000         0.24       6.300         741         380,000     80.00            0.00
Idaho                             4          254,900         0.08       7.114         678          63,725     70.22           56.89
Illinois                         48        9,093,216         2.86       7.494         648         189,442     83.46           32.75
Indiana                          28        3,180,200         1.00       7.296         644         113,579     81.60           58.68
Iowa                              1           75,600         0.02       7.000         620          75,600     70.00            0.00
Kansas                            4          697,638         0.22       7.521         703         174,410     68.53           39.85
Kentucky                          1           73,200         0.02       6.125         721          73,200     60.00            0.00
Louisiana                         4          664,019         0.21       8.234         685         166,005     95.00            0.00
Maine                             2          796,250         0.25       8.273         570         398,125     53.02            0.00
Maryland                         60       10,740,234         3.38       7.172         623         179,004     78.16           62.32
Massachusetts                     7        1,968,446         0.62       7.562         677         281,207     66.64           18.92
Michigan                         26        2,691,072         0.85       7.707         624         103,503     84.65           46.25
Minnesota                        16        3,525,512         1.11       7.208         642         220,345     73.69           30.33
Mississippi                       3          345,100         0.11       7.679         611         115,033     83.57           52.30
Missouri                         24        2,004,891         0.63       7.864         614          83,537     87.22           71.61
Montana                           2          292,521         0.09       7.250         681         146,260     77.97            0.00
Nebraska                          1           61,631         0.02       9.120         649          61,631     95.00            0.00
Nevada                           96       19,508,023         6.14       6.797         677         203,209     78.99           26.76
New Hampshire                     2          358,112         0.11       7.102         688         179,056     80.00            0.00
New Jersey                       35        9,534,343         3.00       7.027         679         272,410     77.55           21.93
New Mexico                        3          423,800         0.13       8.023         600         141,267     83.52            0.00
New York                         52       16,490,280         5.19       6.890         694         317,121     71.47           12.04
North Carolina                   13        1,519,355         0.48       7.661         661         116,873     81.63           31.20
Ohio                             35        5,325,818         1.68       8.067         670         152,166     84.87           23.75
Oklahoma                          4          294,000         0.09       7.496         605          73,500     75.51            0.00
Oregon                           22        3,691,125         1.16       7.099         664         167,778     71.20           22.36
Pennsylvania                     20        2,659,399         0.84       7.727         625         132,970     76.04           51.68
Rhode Island                      5          853,700         0.27       7.143         634         170,740     75.89           17.69
South Carolina                    3        1,487,200         0.47       6.675         653         495,733     75.51            0.00
Tennessee                        12        1,191,147         0.38       7.363         642          99,262     83.37           60.00
Texas                            58        8,090,876         2.55       7.684         672         139,498     84.83           28.39
Utah                              9        2,223,650         0.70       6.908         632         247,072     82.77           74.42
Vermont                           1          346,500         0.11       7.375         685         346,500     70.00            0.00
Virginia                         63       12,412,726         3.91       7.151         668         197,027     79.81           17.85
Washington                       18        3,662,299         1.15       7.010         669         203,461     75.50           32.81
Wisconsin                         3          495,718         0.16       8.113         682         165,239     90.64           21.79
                              -----     ------------       ------       -----         ---        --------     -----           -----
TOTAL:                        1,517     $317,561,710       100.00%      6.991%        653        $209,335     78.57%          34.13%
                              -----     ------------       ------       -----         ---        --------     -----           -----

No more than approximately 0.62% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                  COMPUTATIONAL MATERIALS FOR TMTS 2004-11HE

ORIGINAL LOAN-TO-VALUE RATIOS

                                              AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED     PERCENT
                                  NUMBER OF   PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE     FULL OR
RANGE OF ORIGINAL                 MORTGAGE     BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL   ALTERNATIVE
LOAN-TO-VALUE RATIOS                LOANS    OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING     LTV    DOCUMENTATION
-------------------------------------------------------------------------------------------------------------------------------
50.00% or less                           45  $  7,236,279        2.28%    6.478%      659  $   160,806     39.18%         28.94%
-------------------------------------------------------------------------------------------------------------------------------
50.01% to 55.00%                         20     4,500,506        1.42     7.041       617      225,025     53.53          21.21
-------------------------------------------------------------------------------------------------------------------------------
55.01% to 60.00%                         58    15,022,187        4.73     6.369       665      259,003     58.28          22.15
-------------------------------------------------------------------------------------------------------------------------------
60.01% to 65.00%                         40     7,811,303        2.46     6.797       605      195,283     63.65          40.57
-------------------------------------------------------------------------------------------------------------------------------
65.01% to 70.00%                        109    24,557,060        7.73     7.229       638      225,294     68.79          36.53
-------------------------------------------------------------------------------------------------------------------------------
70.01% to 75.00%                         97    21,873,729        6.89     6.860       641      225,502     74.25          42.87
-------------------------------------------------------------------------------------------------------------------------------
75.01% to 80.00%                        719   156,861,574       49.40     6.824       667      218,166     79.75          31.01
-------------------------------------------------------------------------------------------------------------------------------
80.01% to 85.00%                         87    16,641,477        5.24     7.053       604      191,281     84.60          61.82
-------------------------------------------------------------------------------------------------------------------------------
85.01% to 90.00%                        160    35,234,369       11.10     7.261       632      220,215     89.51          34.59
-------------------------------------------------------------------------------------------------------------------------------
90.01% to 95.00%                        141    21,694,746        6.83     8.057       664      153,863     94.78          26.89
-------------------------------------------------------------------------------------------------------------------------------
95.01% to 100.00%                        41     6,128,479        1.93     7.638       649      149,475    100.00          57.60
-------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                1,517  $317,561,710      100.00%    6.991%      653  $   209,335     78.57%         34.13%
-------------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 8.30% to 100.00% and the weighted average Original Loan-to-Value Ratio of the Mortgage Loans was approximately 78.57% .

MORTGAGE INSURANCE

                                              AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED     PERCENT
                                  NUMBER OF   PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE     FULL OR
                                  MORTGAGE     BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL   ALTERNATIVE
MORTGAGE INSURANCE                  LOANS    OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING     LTV    DOCUMENTATION
-------------------------------------------------------------------------------------------------------------------------------
No Mortgage Insurance                 1,413  $292,957,952       92.25%    6.997%      650  $   207,330     78.22%         35.54%
-------------------------------------------------------------------------------------------------------------------------------
Mortgage Insurance                      104    24,603,758        7.75     6.920       683      236,575     82.74          17.37
-------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                1,517  $317,561,710      100.00%    6.991%      653  $   209,335     78.57%         34.13%
-------------------------------------------------------------------------------------------------------------------------------

-----------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                  COMPUTATIONAL MATERIALS FOR TMTS 2004-11HE

LOAN PURPOSE

                                              AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED     PERCENT
                                  NUMBER OF   PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE     FULL OR
                                  MORTGAGE     BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL   ALTERNATIVE
LOAN PURPOSE                        LOANS    OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING     LTV    DOCUMENTATION
-------------------------------------------------------------------------------------------------------------------------------
Purchase                                842  $169,929,666       53.51%    7.002%      673  $   201,817     81.21%         26.11%
-------------------------------------------------------------------------------------------------------------------------------
Refinance - Cashout                     573   125,435,484       39.50     6.968       629      218,910     75.64          43.42
-------------------------------------------------------------------------------------------------------------------------------
Refinance - Rate Term                   102    22,196,560        6.99     7.048       629      217,613     74.93          42.99
-------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                1,517  $317,561,710      100.00%    6.991%      653  $   209,335     78.57%         34.13%
-------------------------------------------------------------------------------------------------------------------------------

PROPERTY TYPE

                                              AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED     PERCENT
                                  NUMBER OF   PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE     FULL OR
                                  MORTGAGE     BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL   ALTERNATIVE
PROPERTY TYPE                       LOANS    OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING     LTV    DOCUMENTATION
-------------------------------------------------------------------------------------------------------------------------------
Single Family Residence               1,181  $241,830,694       76.15%    6.989%      644  $   204,768     78.65%         35.90%
-------------------------------------------------------------------------------------------------------------------------------
Townhouse                                17     2,312,750        0.73     7.134       672      136,044     80.56          35.22
-------------------------------------------------------------------------------------------------------------------------------
Condominium                              91    18,857,782        5.94     6.699       671      207,228     79.12          25.48
-------------------------------------------------------------------------------------------------------------------------------
Two-to-Four Family                      135    32,264,869       10.16     7.355       689      238,999     78.96          24.52
-------------------------------------------------------------------------------------------------------------------------------
Cooperative                               5       423,804        0.13     6.429       659       84,761     57.83           9.41
-------------------------------------------------------------------------------------------------------------------------------
Planned Unit Development                 88    21,871,811        6.89     6.729       676      248,543     76.80          36.56
-------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                1,517  $317,561,710      100.00%    6.991%      653  $   209,335     78.57%         34.13%
-------------------------------------------------------------------------------------------------------------------------------

DOCUMENTATION

                                              AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED     PERCENT
                                  NUMBER OF   PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE     FULL OR
                                  MORTGAGE     BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL   ALTERNATIVE
DOCUMENTATION                       LOANS    OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING     LTV    DOCUMENTATION
-------------------------------------------------------------------------------------------------------------------------------
Full Documentation                      554  $108,378,356       34.13%    6.822%      634  $   195,629     79.16%        100.00%
-------------------------------------------------------------------------------------------------------------------------------
Stated Documentation                    513   102,967,153       32.42     7.178       650      200,716     78.93           0.00
-------------------------------------------------------------------------------------------------------------------------------
Reduced Documentation                   253    61,081,574       19.23     7.009       667      241,429     78.93           0.00
-------------------------------------------------------------------------------------------------------------------------------
No Income/No Asset                      121    26,634,449        8.39     6.984       698      220,119     76.00           0.00
-------------------------------------------------------------------------------------------------------------------------------
No Ratio                                 76    18,500,178        5.83     6.898       667      243,423     75.61           0.00
-------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                1,517  $317,561,710      100.00%    6.991%      653  $   209,335     78.57%         34.13%
-------------------------------------------------------------------------------------------------------------------------------

-----------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                  COMPUTATIONAL MATERIALS FOR TMTS 2004-11HE

OCCUPANCY

                                              AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED     PERCENT
                                  NUMBER OF   PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE     FULL OR
                                  MORTGAGE     BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL   ALTERNATIVE
OCCUPANCY                           LOANS    OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING     LTV    DOCUMENTATION
-------------------------------------------------------------------------------------------------------------------------------
Primary                               1,167  $260,596,072       82.06%    6.893%      642  $   223,304     78.21%         35.99%
-------------------------------------------------------------------------------------------------------------------------------
Investment                              304    47,120,476       14.84     7.567       699      155,002     80.55          28.03
-------------------------------------------------------------------------------------------------------------------------------
Second Home                              46     9,845,161        3.10     6.842       710      214,025     78.57          13.96
-------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                1,517  $317,561,710      100.00%    6.991%      653  $   209,335     78.57%         34.13%
-------------------------------------------------------------------------------------------------------------------------------

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

MORTGAGE LOAN AGE SUMMARY

                                              AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED     PERCENT
                                  NUMBER OF   PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE     FULL OR
                                  MORTGAGE     BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL   ALTERNATIVE
MORTGAGE LOAN AGE (MONTHS)          LOANS    OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING     LTV    DOCUMENTATION
-------------------------------------------------------------------------------------------------------------------------------
0                                       877  $176,763,063       55.66%    6.937%      638  $   201,554     78.35%         39.77%
-------------------------------------------------------------------------------------------------------------------------------
1                                       456   104,426,398       32.88     6.895       668      229,005     78.29          29.00
-------------------------------------------------------------------------------------------------------------------------------
2                                       150    29,587,915        9.32     7.483       682      197,253     80.73          19.60
-------------------------------------------------------------------------------------------------------------------------------
3                                        18     3,197,699        1.01     8.156       668      177,650     80.91          31.70
-------------------------------------------------------------------------------------------------------------------------------
4                                         9     1,106,325        0.35     7.892       683      122,925     87.07          14.28
-------------------------------------------------------------------------------------------------------------------------------
5                                         2       665,897        0.21     7.250       657      332,948     62.04           0.00
-------------------------------------------------------------------------------------------------------------------------------
6                                         1       558,782        0.18     7.125       754      558,782     80.00         100.00
-------------------------------------------------------------------------------------------------------------------------------
7                                         1       266,199        0.08     7.750       679      266,199     77.32         100.00
-------------------------------------------------------------------------------------------------------------------------------
8                                         1        71,559        0.02     6.750       709       71,559     80.00           0.00
-------------------------------------------------------------------------------------------------------------------------------
9                                         1       603,334        0.19     6.875       684      603,334     75.00           0.00
-------------------------------------------------------------------------------------------------------------------------------
23                                        1       314,539        0.10     7.625       691      314,539     79.60           0.00
-------------------------------------------------------------------------------------------------------------------------------
Total:                                1,517  $317,561,710      100.00%    6.991%      653  $   209,335     78.57%         34.13%
-------------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 1 month.

-----------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                  COMPUTATIONAL MATERIALS FOR TMTS 2004-11HE

ORIGINAL PREPAYMENT PENALTY TERM

                                              AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED     PERCENT
                                  NUMBER OF   PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE     FULL OR
                                  MORTGAGE     BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL   ALTERNATIVE
ORIGINAL PREPAYMENT PENALTY TERM    LOANS    OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING     LTV    DOCUMENTATION
-------------------------------------------------------------------------------------------------------------------------------
None                                    363  $ 83,441,068       26.28%    7.032%      679  $   229,865     77.42%         23.26%
-------------------------------------------------------------------------------------------------------------------------------
6 Months                                  5       751,214        0.24     7.014       680      150,243     72.61          70.71
-------------------------------------------------------------------------------------------------------------------------------
12 Months                                53    14,842,105        4.67     7.088       659      280,040     76.04          43.65
-------------------------------------------------------------------------------------------------------------------------------
18 Months                                13     2,110,900        0.66     7.764       698      162,377     78.62          41.63
-------------------------------------------------------------------------------------------------------------------------------
24 Months                               690   140,081,995       44.11     7.028       627      203,017     80.70          38.61
-------------------------------------------------------------------------------------------------------------------------------
30 Months                                 1       175,750        0.06     6.770       717      175,750     95.00           0.00
-------------------------------------------------------------------------------------------------------------------------------
36 Months                               349    65,122,383       20.51     6.811       664      186,597     76.45          38.50
-------------------------------------------------------------------------------------------------------------------------------
60 Months                                43    11,036,295        3.48     7.016       687      256,658     76.26          17.38
-------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                1,517  $317,561,710      100.00%    6.991%      653  $   209,335     78.57%         34.13%
-------------------------------------------------------------------------------------------------------------------------------

The weighted average original prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 28 months.

CREDIT SCORES

                                              AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED     PERCENT
                                  NUMBER OF   PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE     FULL OR
                                  MORTGAGE     BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL   ALTERNATIVE
RANGE OF CREDIT SCORES              LOANS    OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING     LTV    DOCUMENTATION
-------------------------------------------------------------------------------------------------------------------------------
Not Available                             2  $    177,000        0.06%    7.801%       NA  $    88,500     78.93%         31.36%
-------------------------------------------------------------------------------------------------------------------------------
501 to 525                               58    11,153,220        3.51     8.241       514      192,297     75.27          41.90
-------------------------------------------------------------------------------------------------------------------------------
526 to 550                               71    13,489,678        4.25     8.044       537      189,995     75.58          60.16
-------------------------------------------------------------------------------------------------------------------------------
551 to 575                               99    19,064,061        6.00     7.459       564      192,566     79.14          47.20
-------------------------------------------------------------------------------------------------------------------------------
576 to 600                               95    18,908,167        5.95     7.035       589      199,033     79.69          61.99
-------------------------------------------------------------------------------------------------------------------------------
601 to 625                              218    45,178,528       14.23     6.976       617      207,241     79.46          45.75
-------------------------------------------------------------------------------------------------------------------------------
626 to 650                              216    42,662,035       13.43     6.957       638      197,509     79.86          26.61
-------------------------------------------------------------------------------------------------------------------------------
651 to 675                              203    43,295,231       13.63     6.787       662      213,277     78.68          33.95
-------------------------------------------------------------------------------------------------------------------------------
676 to 700                              195    43,761,682       13.78     6.805       686      224,419     78.58          21.14
-------------------------------------------------------------------------------------------------------------------------------
701 to 725                              175    38,670,463       12.18     6.746       714      220,974     76.40          20.42
-------------------------------------------------------------------------------------------------------------------------------
726 to 750                              105    24,152,906        7.61     6.756       737      230,028     80.99          24.79
-------------------------------------------------------------------------------------------------------------------------------
751 to 775                               54    11,864,109        3.74     6.753       760      219,706     78.65          28.59
-------------------------------------------------------------------------------------------------------------------------------
776 to 800                               22     4,360,596        1.37     6.859       786      198,209     74.04          28.89
-------------------------------------------------------------------------------------------------------------------------------
801 to 806                                4       824,036        0.26     6.722       803      206,009     65.08          37.26
-------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                1,517  $317,561,710      100.00%    6.991%      653  $   209,335     78.57%         34.13%
-------------------------------------------------------------------------------------------------------------------------------

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 501 to 806 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 653.

-----------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                  COMPUTATIONAL MATERIALS FOR TMTS 2004-11HE

MARGINS

                                              AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED     PERCENT
                                  NUMBER OF   PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE     FULL OR
                                  MORTGAGE     BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL   ALTERNATIVE
RANGE OF MARGINS                    LOANS    OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING     LTV    DOCUMENTATION
-------------------------------------------------------------------------------------------------------------------------------
2.001% to 2.500%                         24  $  7,726,950        3.54%    5.492%      688  $   321,956     73.60%         44.68%
-------------------------------------------------------------------------------------------------------------------------------
2.501% to 3.000%                         23     6,259,580        2.87     6.083       697      272,156     76.43          25.88
-------------------------------------------------------------------------------------------------------------------------------
3.001% to 3.500%                         47    11,729,523        5.38     6.526       676      249,564     78.89          19.76
-------------------------------------------------------------------------------------------------------------------------------
3.501% to 4.000%                         69    17,455,284        8.00     6.603       674      252,975     78.91          30.71
-------------------------------------------------------------------------------------------------------------------------------
4.001% to 4.500%                         85    19,733,191        9.05     7.088       684      232,155     79.60          27.74
-------------------------------------------------------------------------------------------------------------------------------
4.501% to 5.000%                         40    12,182,851        5.58     6.903       674      304,571     78.81          25.45
-------------------------------------------------------------------------------------------------------------------------------
5.001% to 5.500%                        154    37,308,423       17.10     6.351       649      242,262     81.45          33.75
-------------------------------------------------------------------------------------------------------------------------------
5.501% to 6.000%                        176    32,343,614       14.83     6.764       624      183,771     80.63          50.52
-------------------------------------------------------------------------------------------------------------------------------
6.001% to 6.500%                        161    30,731,980       14.09     7.277       590      190,882     80.69          45.17
-------------------------------------------------------------------------------------------------------------------------------
6.501% to 7.000%                        148    27,264,374       12.50     7.776       595      184,219     80.02          45.84
-------------------------------------------------------------------------------------------------------------------------------
7.001% to 7.500%                         44     7,454,025        3.42     8.296       618      169,410     85.33          26.49
-------------------------------------------------------------------------------------------------------------------------------
7.501% to 8.000%                         23     3,252,162        1.49     8.778       629      141,398     87.70          24.65
-------------------------------------------------------------------------------------------------------------------------------
8.001% to 8.500%                         16     2,344,903        1.07     9.143       623      146,556     88.77          46.00
-------------------------------------------------------------------------------------------------------------------------------
8.501% to 9.000%                         11     1,629,143        0.75     9.361       682      148,104     93.38           3.44
-------------------------------------------------------------------------------------------------------------------------------
9.001% to 9.500%                          5       469,453        0.22     9.421       654       93,891     95.00           0.00
-------------------------------------------------------------------------------------------------------------------------------
9.501% to 10.000%                         2       165,463        0.08    10.870       621       82,731     92.01           0.00
-------------------------------------------------------------------------------------------------------------------------------
10.001% to 10.500%                        1        94,550        0.04    10.250       543       94,550     77.50         100.00
-------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                1,029  $218,145,468      100.00%    6.977%      640  $   211,998     80.40%         36.97%
-------------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the Margin for the Adjustable Rate Mortgage Loans ranged from 2.250% per annum to 10.250% per annum and the weighted average Margin of the Adjustable Rate Mortgage Loans was approximately 5.397% per annum.

-----------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                  COMPUTATIONAL MATERIALS FOR TMTS 2004-11HE

MAXIMUM MORTGAGE RATES

                                 AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED     PERCENT
                    NUMBER OF    PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE     FULL OR
RANGE OF MAXIMUM    MORTGAGE      BALANCE     MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL   ALTERNATIVE
MORTGAGE RATES        LOANS     OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING     LTV    DOCUMENTATION
-----------------------------------------------------------------------------------------------------------------
11.000% or less         21     $  7,709,201     3.53%      4.991%     688    $   367,105    76.09%      73.63%
-----------------------------------------------------------------------------------------------------------------
11.001% to 11.500%      50       11,583,666      5.31       5.520     661        231,673    77.11       55.29
-----------------------------------------------------------------------------------------------------------------
11.501% to 12.000%      74       20,564,294      9.43       5.895     667        277,896    75.77       42.47
-----------------------------------------------------------------------------------------------------------------
12.001% to 12.500%     145       37,264,867     17.08       6.362     660        256,999    80.42       33.03
-----------------------------------------------------------------------------------------------------------------
12.501% to 13.000%     175       35,134,523     16.11       6.796     647        200,769    80.58       29.02
-----------------------------------------------------------------------------------------------------------------
13.001% to 13.500%     195       44,714,157     20.50       7.293     640        229,303    79.97       35.92
-----------------------------------------------------------------------------------------------------------------
13.501% to 14.000%     130       25,909,434     11.88       7.590     612        199,303    82.25       30.32
-----------------------------------------------------------------------------------------------------------------
14.001% to 14.500%      75       11,721,991      5.37       7.958     608        156,293    85.79       39.55
-----------------------------------------------------------------------------------------------------------------
14.501% to 15.000%      77       11,452,843      5.25       8.390     607        148,738    83.83       28.62
-----------------------------------------------------------------------------------------------------------------
15.001% to 15.500%      37        5,112,306      2.34       8.812     570        138,170    82.28       43.49
-----------------------------------------------------------------------------------------------------------------
15.501% to 16.000%      31        4,281,389      1.96       8.968     576        138,109    87.13       32.79
-----------------------------------------------------------------------------------------------------------------
16.001% to 16.500%      14        2,093,835      0.96       9.709     592        149,560    76.68       66.50
-----------------------------------------------------------------------------------------------------------------
16.501% to 17.000%       2          328,900      0.15      10.700     541        164,450    69.98      100.00
-----------------------------------------------------------------------------------------------------------------
17.001% to 17.500%       3          274,060      0.13      10.892     546         91,353    80.56       51.30
-----------------------------------------------------------------------------------------------------------------
TOTAL:               1,029     $218,145,468    100.00%      6.977%    640    $   211,998    80.40%      36.97%
-----------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 9.750% per annum to 17.275% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 13.034% per annum.

NEXT RATE ADJUSTMENT DATE

                                        AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED     PERCENT
                           NUMBER OF    PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE     FULL OR
                           MORTGAGE      BALANCE     MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL   ALTERNATIVE
NEXT RATE ADJUSTMENT DATE    LOANS     OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING     LTV    DOCUMENTATION
------------------------------------------------------------------------------------------------------------------------
December 2004                   1     $    232,000      0.11%    7.625%      566    $   232,000    80.00%       0.00%
------------------------------------------------------------------------------------------------------------------------
January 2005                    1          160,000      0.07     5.125       731        160,000    80.00        0.00
------------------------------------------------------------------------------------------------------------------------
February 2006                   4          632,510      0.29     8.638       660        158,127    94.85        0.00
------------------------------------------------------------------------------------------------------------------------
March 2006                      8        1,315,790      0.60     9.413       630        164,474    80.00       65.95
------------------------------------------------------------------------------------------------------------------------
April 2006                     68       11,351,229      5.20     8.014       645        166,930    88.26       22.19
------------------------------------------------------------------------------------------------------------------------
May 2006                      187       46,603,027     21.36     6.869       651        249,214    79.97       28.98
------------------------------------------------------------------------------------------------------------------------
June 2006                     461       90,474,276     41.47     7.041       626        196,257    80.82       40.14
------------------------------------------------------------------------------------------------------------------------
July 2006                     115       23,833,920     10.93     6.976       613        207,251    79.28       47.31
------------------------------------------------------------------------------------------------------------------------
May 2007                       79       18,629,975      8.54     6.677       675        235,822    79.32       33.92
------------------------------------------------------------------------------------------------------------------------
June 2007                      70       14,266,395      6.54     6.703       651        203,806    78.55       31.43
------------------------------------------------------------------------------------------------------------------------
July 2007                       6        1,248,000      0.57     7.169       619        208,000    79.92       37.90
------------------------------------------------------------------------------------------------------------------------
May 2009                        9        3,190,346      1.46     6.892       690        354,483    75.33       46.06
------------------------------------------------------------------------------------------------------------------------
June 2009                      15        4,989,350      2.29     5.802       692        332,623    73.99       53.55
------------------------------------------------------------------------------------------------------------------------
July 2009                       5        1,218,650      0.56     5.873       679        243,730    84.89       60.31
------------------------------------------------------------------------------------------------------------------------
TOTAL:                       1029     $218,145,468    100.00%    6.977%      640    $   211,998    80.40%      36.97%
------------------------------------------------------------------------------------------------------------------------

------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                  COMPUTATIONAL MATERIALS FOR TMTS 2004-11HE

**It is assumed for purposes of the modeling assumptions that the Mortgage Loans are transferred to the Trust Fund such that the October 1, 2004 payments on such Mortgage Loans are remitted to the Trust Fund for distribution on the distribution date in October 2004.]

                             **ASSUMED MORTGAGE POOL
                            FIXED RATE MORTGAGE LOANS

                                                                                                                          ORIGINAL
                                                                 ORIGINAL     REMAINING       ORIGINAL      REMAINING     MONTHS TO
                                  NET     ORIGINAL  REMAINING  AMORTIZATION  AMORTIZATION  INTEREST-ONLY  INTEREST-ONLY  PREPAYMENT
                     MORTGAGE  MORTGAGE     TERM       TERM        TERM          TERM          TERM            TERM       PENALTY
CURRENT BALANCE ($)   RATE(%)   RATE(%)   (MONTHS)   (MONTHS)    (MONTHS)      (MONTHS)      (MONTHS)        (MONTHS)    EXPIRATION
-----------------------------------------------------------------------------------------------------------------------------------
    1,198,165.04      7.146     6.621       180        175          360          355              0            0              0
-----------------------------------------------------------------------------------------------------------------------------------
    1,346,405.34      5.713     5.188       180        176          180          176              0            0              0
-----------------------------------------------------------------------------------------------------------------------------------
       94,375.36      6.000     5.475       180        177          180          177              0            0              6
-----------------------------------------------------------------------------------------------------------------------------------
      423,761.32      6.900     6.375       180        176          180          176              0            0             12
-----------------------------------------------------------------------------------------------------------------------------------
      212,750.38      6.397     5.872       180        176          180          176              0            0             36
-----------------------------------------------------------------------------------------------------------------------------------
      310,333.38      7.750     7.225       240        238          240          238              0            0             24
-----------------------------------------------------------------------------------------------------------------------------------
      518,527.74      5.900     5.375       240        237          240          237              0            0             36
-----------------------------------------------------------------------------------------------------------------------------------
   36,573,202.96      7.158     6.633       360        355          360          355              0            0              0
-----------------------------------------------------------------------------------------------------------------------------------
      357,278.23      7.093     6.568       360        356          360          356              0            0              6
-----------------------------------------------------------------------------------------------------------------------------------
    2,038,118.05      7.152     6.591       360        356          360          356              0            0             12
-----------------------------------------------------------------------------------------------------------------------------------
    1,794,747.23      7.764     7.239       360        356          360          356              0            0             18
-----------------------------------------------------------------------------------------------------------------------------------
    2,582,482.95      7.458     6.933       360        357          360          357              0            0             24
-----------------------------------------------------------------------------------------------------------------------------------
   29,003,854.21      6.873     6.346       360        357          360          357              0            0             36
-----------------------------------------------------------------------------------------------------------------------------------
    7,199,968.10      6.968     6.443       360        357          360          357              0            0             60
-----------------------------------------------------------------------------------------------------------------------------------
      199,803.69      6.250     5.725       360        356          360          356            120          116              0
-----------------------------------------------------------------------------------------------------------------------------------
      672,743.26      6.404     5.879       360        357          360          357            120          117             36
-----------------------------------------------------------------------------------------------------------------------------------

-------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                  COMPUTATIONAL MATERIALS FOR TMTS 2004-11HE

                            ADJUSTABLE RATE MORTGAGES

                                                           ORIGINAL       REMAINING               INITIAL
                           NET     ORIGINAL   REMAINING  INTEREST-ONLY  INTEREST-ONLY              RATE
  CURRENT      MORTGAGE  MORTGAGE     TERM       TERM         TERM           TERM        GROSS    CHANGE
 BALANCE ($)    RATE(%)   RATE(%)   (MONTHS)   (MONTHS)     (MONTHS)       (MONTHS)    MARGIN(%)  CAP(%)
---------------------------------------------------------------------------------------------------------
   333,289.55   6.605     6.080       360        357           0              0         4.661     1.000
---------------------------------------------------------------------------------------------------------
14,203,026.88   7.516     6.991       360        356           0              0         5.633     3.000
---------------------------------------------------------------------------------------------------------
 6,712,430.32   7.030     6.505       360        357           0              0         5.339     3.000
---------------------------------------------------------------------------------------------------------
77,414,987.83   7.250     6.677       360        357           0              0         5.971     3.000
---------------------------------------------------------------------------------------------------------
   149,427.65   6.770     6.245       360        355           0              0         5.750     3.000
---------------------------------------------------------------------------------------------------------
 3,378,135.73   7.622     7.097       360        356           0              0         6.323     3.000
---------------------------------------------------------------------------------------------------------
 1,160,561.83   7.300     6.775       360        356           0              0         4.579     3.000
---------------------------------------------------------------------------------------------------------
 4,564,068.82   6.752     6.227       360        356           0              0         3.718     3.000
---------------------------------------------------------------------------------------------------------
 1,197,121.66   7.201     6.676       360        356           0              0         3.951     3.000
---------------------------------------------------------------------------------------------------------
 1,527,380.62   7.564     7.039       360        356           0              0         5.458     3.000
---------------------------------------------------------------------------------------------------------
 9,241,321.79   6.965     6.440       360        357           0              0         4.979     3.000
---------------------------------------------------------------------------------------------------------
    45,504.23   7.625     7.100       360        356           0              0         4.375     3.000
---------------------------------------------------------------------------------------------------------
 3,815,655.23   5.627     5.102       360        357           0              0         2.589     5.000
---------------------------------------------------------------------------------------------------------
   217,357.72   6.416     5.891       360        357           0              0         5.212     3.662
---------------------------------------------------------------------------------------------------------
 2,133,945.87   7.287     6.762       360        356           0              0         4.104     4.345
---------------------------------------------------------------------------------------------------------
 6,336,854.66   6.819     6.294       360        357          24              21        4.612     3.000
---------------------------------------------------------------------------------------------------------
   187,050.26   7.375     6.850       360        356          24              20        4.250     3.000
---------------------------------------------------------------------------------------------------------
 1,698,501.37   7.298     6.773       360        356          24              20        5.338     3.000
---------------------------------------------------------------------------------------------------------
36,058,340.70   6.511     5.986       360        357          26              23        5.398     3.000
---------------------------------------------------------------------------------------------------------
   438,717.88   6.770     6.245       360        357          24              21        5.455     3.000
---------------------------------------------------------------------------------------------------------
   380,902.35   6.712     6.187       360        356          24              20        3.587     3.000
---------------------------------------------------------------------------------------------------------
 1,943,749.77   6.601     6.076       360        356          36              32        3.799     3.000
---------------------------------------------------------------------------------------------------------
   549,247.58   6.810     6.285       360        357          36              33        3.560     3.000
---------------------------------------------------------------------------------------------------------
   487,478.48   6.405     5.880       360        357          36              33        3.155     3.000
---------------------------------------------------------------------------------------------------------
 9,182,247.89   6.211     5.686       360        356          38              34        4.603     3.000
---------------------------------------------------------------------------------------------------------
   292,393.56   7.625     7.100       360        356          36              32        4.375     3.000
---------------------------------------------------------------------------------------------------------
   763,037.52   5.892     5.367       360        356          60              56        2.500     5.000
---------------------------------------------------------------------------------------------------------
   170,045.69   6.125     5.600       360        357          60              57        2.500     5.000
---------------------------------------------------------------------------------------------------------
   586,657.63   5.773     5.248       360        358          60              58        4.546     3.000
---------------------------------------------------------------------------------------------------------
   304,041.69   6.754     6.229       360        356          60              56        2.754     5.000
---------------------------------------------------------------------------------------------------------

                                                      NUMBER OF
                                                        MONTHS            ORIGINAL
                                              RATE    UNTIL NEXT         MONTHS TO
                                             CHANGE      RATE            PREPAYMENT
  CURRENT      PERIODIC  MAXIMUM  MINIMUM  FREQUENCY  ADJUSTMENT          PENALTY
 BALANCE ($)    CAP(%)   RATE(%)  RATE(%)   (MONTHS)     DATE     INDEX  EXPIRATION
-----------------------------------------------------------------------------------
   333,289.55  1.000     12.605    6.605       6           3       6ML       24
-----------------------------------------------------------------------------------
14,203,026.88  1.000     13.356    5.959       6          20       6ML        0
-----------------------------------------------------------------------------------
 6,712,430.32  1.000     13.057    5.827       6          21       6ML       12
-----------------------------------------------------------------------------------
77,414,987.83  1.000     13.444    6.850       6          21       6ML       24
-----------------------------------------------------------------------------------
   149,427.65  1.000     11.770    5.750       6          19       6ML       30
-----------------------------------------------------------------------------------
 3,378,135.73  1.000     13.442    6.900       6          20       6ML       36
-----------------------------------------------------------------------------------
 1,160,561.83  1.000     13.300    4.579       6          20       6ML       60
-----------------------------------------------------------------------------------
 4,564,068.82  1.000     12.724    3.841       6          32       6ML        0
-----------------------------------------------------------------------------------
 1,197,121.66  1.000     13.201    3.951       6          32       6ML       12
-----------------------------------------------------------------------------------
 1,527,380.62  1.000     13.564    6.619       6          32       6ML       24
-----------------------------------------------------------------------------------
 9,241,321.79  1.000     12.937    5.224       6          33       6ML       36
-----------------------------------------------------------------------------------
    45,504.23  1.000     13.625    4.375       6          32       6ML       60
-----------------------------------------------------------------------------------
 3,815,655.23  1.549     10.627    4.004       6          57       6ML        0
-----------------------------------------------------------------------------------
   217,357.72  1.000     12.085    5.630       6          57       6ML       24
-----------------------------------------------------------------------------------
 2,133,945.87  1.000     12.615    4.597       6          56       6ML       36
-----------------------------------------------------------------------------------
 6,336,854.66  1.000     12.800    5.446       6          21       6ML        0
-----------------------------------------------------------------------------------
   187,050.26  1.000     13.375    4.250       6          20       6ML        6
-----------------------------------------------------------------------------------
 1,698,501.37  1.000     13.298    6.218       6          20       6ML       12
-----------------------------------------------------------------------------------
36,058,340.70  1.000     12.668    6.124       6          21       6ML       24
-----------------------------------------------------------------------------------
   438,717.88  1.000     12.770    6.770       6          21       6ML       36
-----------------------------------------------------------------------------------
   380,902.35  1.000     12.712    3.587       6          20       6ML       60
-----------------------------------------------------------------------------------
 1,943,749.77  1.000     12.601    3.922       6          32       6ML        0
-----------------------------------------------------------------------------------
   549,247.58  1.000     12.810    3.560       6          33       6ML       12
-----------------------------------------------------------------------------------
   487,478.48  1.000     12.405    3.155       6          33       6ML       24
-----------------------------------------------------------------------------------
 9,182,247.89  1.000     12.182    4.810       6          32       6ML       36
-----------------------------------------------------------------------------------
   292,393.56  1.000     13.625    4.375       6          32       6ML       60
-----------------------------------------------------------------------------------
   763,037.52  1.000     10.892    2.500       6          56       6ML        0
-----------------------------------------------------------------------------------
   170,045.69  1.000     12.125    2.500       6          57       6ML       24
-----------------------------------------------------------------------------------
   586,657.63  1.000     11.773    5.773       6          58       6ML       36
-----------------------------------------------------------------------------------
   304,041.69  1.000     11.754    2.754       6          56       6ML       60
-----------------------------------------------------------------------------------

-------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                  COMPUTATIONAL MATERIALS FOR TMTS 2004-11HE

                            ONE-MONTH LIBOR CAP TABLE

     Beginning   Ending    Notional      Lower     Upper
Mon   Accrual   Accrual   Balance ($)  Collar(%)  Collar(%)
-----------------------------------------------------------
 1     9/28/04  10/25/04  267,840,000    6.663      9.600
 2    10/25/04  11/25/04  265,267,745    5.788      9.600
 3    11/25/04  12/25/04  262,129,051    5.999      9.600
 4    12/25/04   1/25/05  258,427,443    5.791      9.600
 5     1/25/05   2/25/05  254,171,885    5.792      9.600
 6     2/25/05   3/25/05  249,372,995    6.468      9.600
 7     3/25/05   4/25/05  244,119,283    5.794      9.600
 8     4/25/05   5/25/05  238,437,937    6.006      9.600
 9     5/25/05   6/25/05  232,424,603    5.798      9.600
10     6/25/05   7/25/05  226,206,859    6.011      9.600
11     7/25/05   8/25/05  220,157,045    5.803      9.600
12     8/25/05   9/25/05  214,271,954    5.806      9.600
13     9/25/05  10/25/05  208,546,995    6.018      9.600
14    10/25/05  11/25/05  202,977,708    5.810      9.600
15    11/25/05  12/25/05  197,559,758    6.023      9.600
16    12/25/05   1/25/06  192,288,935    5.816      9.600
17     1/25/06   2/25/06  187,161,174    5.819      9.600
18     2/25/06   3/25/06  182,172,470    6.499      9.600
19     3/25/06   4/25/06  177,316,437    5.824      9.600
20     4/25/06   5/25/06  171,869,474    6.039      9.600
21     5/25/06   6/25/06  164,252,213    6.040      9.600
22     6/25/06   7/25/06  157,015,559    7.603      9.600
23     7/25/06   8/25/06  150,161,130    7.327      9.600
24     8/25/06   9/25/06  143,653,276    7.312      9.600
25     9/25/06  10/25/06  137,881,146    7.557      9.600
26    10/25/06  11/25/06  133,751,156    7.293      9.600
27    11/25/06  12/25/06  129,757,026    7.615      9.600
28    12/25/06   1/25/07  125,888,983    7.756      9.600
29     1/25/07   2/25/07  122,147,244    7.749      9.600
30     2/25/07   3/25/07  118,522,293    8.624      9.600
31     3/25/07   4/25/07  115,010,299    7.735      9.600
32     4/25/07   5/25/07  111,607,558    8.002      9.600
33     5/25/07   6/25/07  108,310,498    7.955      9.600
34     6/25/07   7/25/07  105,116,770    8.731      9.600
35     7/25/07   8/25/07  102,026,550    8.422      9.600
36     8/25/07   9/25/07   99,029,574    8.411      9.600
37     9/25/07  10/25/07   96,124,899    8.696      9.600
38    10/25/07  11/25/07   93,942,012    8.327      9.600
39    11/25/07  12/25/07   91,256,702    8.709      9.600
40    12/25/07   1/25/08   88,654,555    8.794      9.600
41     1/25/08   2/25/08   86,134,736    8.770      9.600
42     2/25/08   3/25/08   83,691,705    9.385      9.600
43     3/25/08   4/25/08   81,295,312    8.730      9.600
44     4/25/08   5/25/08   78,961,168    9.019      9.600
45     5/25/08   6/25/08   76,697,763    8.747      9.600
46     6/25/08   7/25/08   74,503,229    9.128      9.600
47     7/25/08   8/25/08   72,375,457    8.799      9.600
48     8/25/08   9/25/08   70,311,775    8.782      9.600
49     9/25/08  10/25/08   68,310,133    9.073      9.600
50    10/25/08  11/25/08   66,368,552    8.747      9.600
51    11/25/08  12/25/08   64,485,115    9.087      9.600
52    12/25/08   1/25/09   62,658,254    8.787      9.600
53     1/25/09   2/25/09   60,886,021    8.769      9.600
54     2/25/09   3/25/09   59,166,535    9.742      9.600
55     3/25/09   4/25/09   57,498,127    8.734      9.600
56     4/25/09   5/25/09   55,879,180    9.024      9.600
57     5/25/09   6/25/09   54,308,131    8.736      9.600
58     6/25/09   7/25/09   52,783,550    9.079      9.600
59     7/25/09   8/25/09   51,304,311    8.757      9.600
60     8/25/09   9/25/09   49,868,477    8.740      9.600
61     9/25/09  10/25/09   48,474,761    9.030      9.600
62    10/25/09  11/25/09   47,121,846    8.705      9.600
63    11/25/09  12/25/09   45,808,454    9.000      9.600
64    12/25/09   1/25/10   44,533,373    8.678      9.600
65     1/25/10   2/25/10   43,295,391    8.663      9.600
66     2/25/10   3/25/10   42,093,358    9.626      9.600
67     3/25/10   4/25/10   40,926,146    8.630      9.600
68     4/25/10   5/25/10   39,792,676    8.918      9.600
69     5/25/10   6/25/10   38,691,902    8.599      9.600
70     6/25/10   7/25/10   37,622,814    8.887      9.600
71     7/25/10   8/25/10   36,584,435    8.571      9.600
72     8/25/10   9/25/10   35,575,825    8.556      9.600
73     9/25/10  10/25/10   34,596,061    8.842      9.600
74    10/25/10  11/25/10   33,644,256    8.527      9.600
75    11/25/10  12/25/10   32,719,555    8.813      9.600
76    12/25/10   1/25/11   31,821,128    8.499      9.600
77     1/25/11   2/25/11   30,948,172    8.487      9.600
78     2/25/11   3/25/11   30,099,917    9.435      9.600
79     3/25/11   4/25/11   29,275,606    8.461      9.600
80     4/25/11   5/25/11   28,474,511    8.747      9.600
81     5/25/11   6/25/11   27,695,929    8.437      9.600
82     6/25/11   7/25/11   26,939,180    8.722      9.600
83     7/25/11   8/25/11   26,203,602    8.413      9.600
84     8/25/11   9/25/11            0        0      9.600
-----------------------------------------------------------

-------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                  COMPUTATIONAL MATERIALS FOR TMTS 2004-11HE

                     HYPOTHETICAL AVAILABLE FUNDS CAP TABLE

                                 AVAILABLE
                AVAILABLE FUNDS  FUNDS CAP
MON     DATE     CAP(%)(1),(2)   (%)(1),(3)
-------------------------------------------
 1    10/25/04       7.120          7.120
-------------------------------------------
 2    11/25/04       6.188         10.000
-------------------------------------------
 3    12/25/04       6.399         10.000
-------------------------------------------
 4     1/25/05       6.190         10.000
-------------------------------------------
 5     2/25/05       6.191         10.000
-------------------------------------------
 6     3/25/05       6.867         10.000
-------------------------------------------
 7     4/25/05       6.193         10.000
-------------------------------------------
 8     5/25/05       6.405         10.000
-------------------------------------------
 9     6/25/05       6.197         10.000
-------------------------------------------
10     7/25/05       6.409         10.000
-------------------------------------------
11     8/25/05       6.201         10.000
-------------------------------------------
12     9/25/05       6.203         10.000
-------------------------------------------
13    10/25/05       6.416         10.000
-------------------------------------------
14    11/25/05       6.208         10.000
-------------------------------------------
15    12/25/05       6.421         10.000
-------------------------------------------
16     1/25/06       6.213         10.000
-------------------------------------------
17     2/25/06       6.215         10.000
-------------------------------------------
18     3/25/06       6.895         10.000
-------------------------------------------
19     4/25/06       6.221         10.000
-------------------------------------------
20     5/25/06       6.435         10.000
-------------------------------------------
21     6/25/06       6.227         10.000
-------------------------------------------
22     7/25/06       6.687         10.000
-------------------------------------------
23     8/25/06       6.470         10.000
-------------------------------------------
24     9/25/06       6.473         10.000
-------------------------------------------
25    10/25/06       6.694         10.000
-------------------------------------------
26    11/25/06       6.478         10.000
-------------------------------------------
27    12/25/06       6.700         10.000
-------------------------------------------
28     1/25/07       6.484         10.000
-------------------------------------------
29     2/25/07       6.487         10.000
-------------------------------------------
30     3/25/07       7.195         10.000
-------------------------------------------
31     4/25/07       6.493         10.000
-------------------------------------------
32     5/25/07       6.716         10.000
-------------------------------------------
33     6/25/07       6.477         10.000
-------------------------------------------
34     7/25/07       6.691         10.000
-------------------------------------------
35     8/25/07       6.477         10.000
-------------------------------------------
36     9/25/07       6.481         10.000
-------------------------------------------
37    10/25/07       6.704         10.000
-------------------------------------------
38    11/25/07       6.442         10.000
-------------------------------------------
39    12/25/07       6.656         10.000
-------------------------------------------
40     1/25/08       6.435         10.000
-------------------------------------------
41     2/25/08       6.432         10.000
-------------------------------------------
42     3/25/08       6.880         10.000
-------------------------------------------
43     4/25/08       6.432         10.000
-------------------------------------------
44     5/25/08       6.652         10.000
-------------------------------------------
45     6/25/08       6.436         10.000
-------------------------------------------
46     7/25/08       6.656         10.000
-------------------------------------------
47     8/25/08       6.441         10.000
-------------------------------------------
48     9/25/08       6.444         10.000
-------------------------------------------
49    10/25/08       6.664         10.000
-------------------------------------------
50    11/25/08       6.449         10.000
-------------------------------------------
51    12/25/08       6.670         10.000
-------------------------------------------
52     1/25/09       6.455         10.000
-------------------------------------------
53     2/25/09       6.458         10.000
-------------------------------------------
54     3/25/09       7.163         10.142
-------------------------------------------
55     4/25/09       6.464         10.000
-------------------------------------------
56     5/25/09       6.687         10.000
-------------------------------------------
57     6/25/09       6.460         10.000
-------------------------------------------
58     7/25/09       6.670         10.000
-------------------------------------------
59     8/25/09       6.457         10.000
-------------------------------------------
60     9/25/09       6.461         10.000
-------------------------------------------
61    10/25/09       6.684         10.000
-------------------------------------------
62    11/25/09       6.469         10.000
-------------------------------------------
63    12/25/09       6.693         10.000
-------------------------------------------
64     1/25/10       6.479         10.000
-------------------------------------------
65     2/25/10       6.484         10.000
-------------------------------------------
66     3/25/10       7.194         10.026
-------------------------------------------
67     4/25/10       6.494         10.000
-------------------------------------------
68     5/25/10       6.719         10.000
-------------------------------------------
69     6/25/10       6.504         10.000
-------------------------------------------
70     7/25/10       6.730         10.000
-------------------------------------------
71     8/25/10       6.516         10.000
-------------------------------------------
72     9/25/10       6.522         10.000
-------------------------------------------
73    10/25/10       6.749         10.000
-------------------------------------------
74    11/25/10       6.534         10.000
-------------------------------------------
75    12/25/10       6.762         10.000
-------------------------------------------
76     1/25/11       6.548         10.000
-------------------------------------------
77     2/25/11       6.555         10.000
-------------------------------------------
78     3/25/11       7.275         10.000
-------------------------------------------
79     4/25/11       6.569         10.000
-------------------------------------------
80     5/25/11       6.799         10.000
-------------------------------------------
81     6/25/11       6.585         10.000
-------------------------------------------
82     7/25/11       6.816         10.000
-------------------------------------------
83     8/25/11       6.601         10.000
-------------------------------------------
84     9/25/11       0.000          0.000
-------------------------------------------

1. Available Funds Cap means a per annum rate equal to 12 times the quotient of (x) the total scheduled interest based on the Net Mortgage Rates in effect on the related due date plus any 1ML Cap flows less the payment received from the FSA Bond Insurance fee, divided by (y) the aggregate principal balance of the Certificates as of the first day of the applicable accrual period, then, multiplied by 30 and divided by the actual number of days in the related accrual period on such Distribution Date.

2. Assumes no losses, 10% cleanup call, 20% HEP on fixed rate collateral and 100% PPC on the adjustable rate collateral, and 1 month LIBOR and 6 month LIBOR remain constant at 1.264% and 1.845%, respectively. The values indicated include proceeds from 1ML Cap, although such proceeds are excluded from the calculation of the Available Funds Cap defined herein.

3. Assumes no losses, 10% cleanup call, 20% HEP on fixed rate collateral and 100% PPC on the adjustable rate collateral, and 1 month LIBOR and 6 month LIBOR start at 1.264% and 1.845% in month 1, respectively, both increasing to 20.00% in month 2 and thereafter. The values indicated include proceeds from 1ML Cap, although such proceeds are excluded from the calculation of the Available Funds Cap defined herein.

-------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                  COMPUTATIONAL MATERIALS FOR TMTS 2004-11HE

                         DISCOUNT MARGIN TABLE (TO CALL)

                                 0%               80%               100%               150%              200%
                           PRICING SPEED     PRICING SPEED      PRICING SPEED     PRICING SPEED     PRICING SPEED
                              TO CALL           TO CALL            TO CALL           TO CALL           TO CALL
-----------------------------------------------------------------------------------------------------------------
                            DISC MARGIN       DISC MARGIN        DISC MARGIN       DISC MARGIN       DISC MARGIN
-----------------------------------------------------------------------------------------------------------------
A
                100.00%               40                40                 40                40                40

              WAL (YRS)            18.86              3.23               2.56              1.57              1.11
         MOD DURN (YRS)            15.89              3.11               2.49              1.55              1.10
      PRINCIPAL WINDOW     Oct04 - Feb33     Oct04 - Jun13      Oct04 - Aug11     Oct04 - Jan09     Oct04 - Apr07
-----------------------------------------------------------------------------------------------------------------
M-1
                100.00%               85                85                 85                85                85

              WAL (YRS)            25.90              5.68               4.67              4.04              2.79
         MOD DURN (YRS)            19.94              5.33               4.45              3.89              2.71
      PRINCIPAL WINDOW     Mar26 - Feb33     Oct07 - Jun13      Dec07 - Aug11     Apr08 - Jan09     Apr07 - Jul07
-----------------------------------------------------------------------------------------------------------------
M-2
                100.00%              165               165                165               165               165

              WAL (YRS)            25.90              5.67               4.63              3.71              2.83
         MOD DURN (YRS)            18.09              5.17               4.31              3.51              2.71
      PRINCIPAL WINDOW     Mar26 - Feb33     Oct07 - Jun13      Nov07 - Aug11     Feb08 - Jan09     Jul07 - Jul07
-----------------------------------------------------------------------------------------------------------------
M-3
                100.00%              185               185                185               185               185

              WAL (YRS)            25.90              5.67               4.63              3.60              2.83
         MOD DURN (YRS)            17.67              5.13               4.28              3.40              2.70
      PRINCIPAL WINDOW     Mar26 - Feb33     Oct07 - Jun13      Nov07 - Aug11     Jan08 - Jan09     Jul07 - Jul07
-----------------------------------------------------------------------------------------------------------------
B1
                100.00%              250               250                250               250               250

              WAL (YRS)            25.90              5.67               4.61              3.53              2.83
         MOD DURN (YRS)            16.38              5.02               4.18              3.29              2.67
      PRINCIPAL WINDOW     Mar26 - Feb33     Oct07 - Jun13      Oct07 - Aug11     Dec07 - Jan09     Jul07 - Jul07
-----------------------------------------------------------------------------------------------------------------

------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                  COMPUTATIONAL MATERIALS FOR TMTS 2004-11HE

                       DISCOUNT MARGIN TABLE (TO MATURITY)

                                 0%               80%               100%               150%              200%
                           PRICING SPEED     PRICING SPEED      PRICING SPEED     PRICING SPEED     PRICING SPEED
                            TO MATURITY       TO MATURITY        TO MATURITY       TO MATURITY       TO MATURITY
-----------------------------------------------------------------------------------------------------------------
                            DISC MARGIN       DISC MARGIN        DISC MARGIN       DISC MARGIN       DISC MARGIN
-----------------------------------------------------------------------------------------------------------------
A
                100.00%               40                43                 43                44                40

              WAL (YRS)            18.92              3.54               2.82              1.74              1.11
         MOD DURN (YRS)            15.93              3.37               2.72              1.70              1.10
      PRINCIPAL WINDOW     Oct04 - May34     Oct04 - May25      Oct04 - Oct21     Oct04 - Jan16     Oct04 - Apr07
-----------------------------------------------------------------------------------------------------------------
M-1
                100.00%               85                88                 88                88                98

              WAL (YRS)            26.03              6.25               5.15              4.35              4.13
         MOD DURN (YRS)            20.01              5.79               4.84              4.16              3.93
      PRINCIPAL WINDOW     Mar26 - Mar34     Oct07 - Aug19      Dec07 - Oct16     Apr08 - Jun12     Apr07 - Oct12
-----------------------------------------------------------------------------------------------------------------
M-2
                100.00%              165               170                170               170               196

              WAL (YRS)            26.02              6.13               5.01              3.95              4.67
         MOD DURN (YRS)            18.14              5.52               4.61              3.72              4.35
      PRINCIPAL WINDOW     Mar26 - Jan34     Oct07 - Jul17      Nov07 - Dec14     Feb08 - Mar11     Dec08 - Dec09
-----------------------------------------------------------------------------------------------------------------
M-3
                100.00%              185               189                189               189               210

              WAL (YRS)            26.00              6.00               4.90              3.77              3.96
         MOD DURN (YRS)            17.71              5.38               4.49              3.55              3.71
      PRINCIPAL WINDOW     Mar26 - Nov33     Oct07 - Apr16      Nov07 - Nov13     Jan08 - Jul10     Jun08 - Dec08
-----------------------------------------------------------------------------------------------------------------
B1
                100.00%              250               253                253               252               276

              WAL (YRS)            25.96              5.83               4.74              3.61              3.60
         MOD DURN (YRS)            16.40              5.13               4.28              3.36              3.35
      PRINCIPAL WINDOW     Mar26 - Aug33     Oct07 - Dec14      Oct07 - Nov12     Dec07 - Oct09     Mar08 - Jun08
-----------------------------------------------------------------------------------------------------------------

------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                  COMPUTATIONAL MATERIALS FOR TMTS 2004-11HE

TO MATURITY

         PERCENTAGE OF CLASS A CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

                       0% PRICING        80% PRICING       100% PRICING       150% PRICING       200% PRICING
       DATE               SPEED             SPEED              SPEED              SPEED             SPEED
       ----            --------------------------------------------------------------------------------------
Initial Percentage         100               100                100                100               100
    25-Sep-05               99                80                 75                 63                50
    25-Sep-06               98                55                 45                 24                 7
    25-Sep-07               97                38                 28                  8                 0
    25-Sep-08               95                30                 22                  8                 0
    25-Sep-09               94                23                 16                  6                 0
    25-Sep-10               92                17                 11                  4                 0
    25-Sep-11               90                13                  8                  2                 0
    25-Sep-12               88                10                  6                  2                 0
    25-Sep-13               86                 8                  4                  1                 0
    25-Sep-14               84                 6                  3                  *                 0
    25-Sep-15               82                 5                  2                  *                 0
    25-Sep-16               79                 4                  2                  0                 0
    25-Sep-17               76                 3                  1                  0                 0
    25-Sep-18               73                 2                  1                  0                 0
    25-Sep-19               70                 2                  *                  0                 0
    25-Sep-20               66                 1                  *                  0                 0
    25-Sep-21               63                 1                  *                  0                 0
    25-Sep-22               59                 1                  0                  0                 0
    25-Sep-23               55                 *                  0                  0                 0
    25-Sep-24               51                 *                  0                  0                 0
    25-Sep-25               46                 0                  0                  0                 0
    25-Sep-26               41                 0                  0                  0                 0
    25-Sep-27               37                 0                  0                  0                 0
    25-Sep-28               33                 0                  0                  0                 0
    25-Sep-29               28                 0                  0                  0                 0
    25-Sep-30               23                 0                  0                  0                 0
    25-Sep-31               17                 0                  0                  0                 0
    25-Sep-32               11                 0                  0                  0                 0
    25-Sep-33                5                 0                  0                  0                 0
    25-Sep-34                0                 0                  0                  0                 0

    WAL (yrs.)           18.92              3.54               2.82               1.74              1.11

* = less than 0.5%

------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                  COMPUTATIONAL MATERIALS FOR TMTS 2004-11HE

TO MATURITY

        PERCENTAGE OF CLASS M-1 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

                       0% PRICING        80% PRICING       100% PRICING       150% PRICING       200% PRICING
       DATE               SPEED             SPEED              SPEED              SPEED             SPEED
       ----            ---------------------------------------------------------------------------------------
Initial Percentage         100               100                100                100               100
     25-Sep-05             100               100                100                100               100
     25-Sep-06             100               100                100                100               100
     25-Sep-07             100               100                100                100                38
     25-Sep-08             100                69                 51                 52                38
     25-Sep-09             100                52                 37                 14                38
     25-Sep-10             100                40                 26                  9                21
     25-Sep-11             100                31                 19                  4                 8
     25-Sep-12             100                24                 14                  0                 *
     25-Sep-13             100                18                 10                  0                 0
     25-Sep-14             100                14                  8                  0                 0
     25-Sep-15             100                11                  4                  0                 0
     25-Sep-16             100                 9                  *                  0                 0
     25-Sep-17             100                 6                  0                  0                 0
     25-Sep-18             100                 3                  0                  0                 0
     25-Sep-19             100                 0                  0                  0                 0
     25-Sep-20             100                 0                  0                  0                 0
     25-Sep-21             100                 0                  0                  0                 0
     25-Sep-22             100                 0                  0                  0                 0
     25-Sep-23             100                 0                  0                  0                 0
     25-Sep-24             100                 0                  0                  0                 0
     25-Sep-25             100                 0                  0                  0                 0
     25-Sep-26              95                 0                  0                  0                 0
     25-Sep-27              86                 0                  0                  0                 0
     25-Sep-28              76                 0                  0                  0                 0
     25-Sep-29              64                 0                  0                  0                 0
     25-Sep-30              53                 0                  0                  0                 0
     25-Sep-31              40                 0                  0                  0                 0
     25-Sep-32              26                 0                  0                  0                 0
     25-Sep-33              11                 0                  0                  0                 0
     25-Sep-34               0                 0                  0                  0                 0

     WAL (yrs.)          26.03              6.25               5.15               4.35              4.13

* = less than 0.5%

------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                  COMPUTATIONAL MATERIALS FOR TMTS 2004-11HE

TO MATURITY

        PERCENTAGE OF CLASS M-2 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

                       0% PRICING        80% PRICING       100% PRICING       150% PRICING       200% PRICING
       DATE               SPEED             SPEED              SPEED              SPEED             SPEED
       ----            --------------------------------------------------------------------------------------
Initial Percentage         100               100                100                100               100
     25-Sep-05             100               100                100                100               100
     25-Sep-06             100               100                100                100               100
     25-Sep-07             100               100                100                100               100
     25-Sep-08             100                69                 51                 23               100
     25-Sep-09             100                52                 37                 14                16
     25-Sep-10             100                40                 26                  6                 0
     25-Sep-11             100                31                 19                  0                 0
     25-Sep-12             100                24                 14                  0                 0
     25-Sep-13             100                18                 10                  0                 0
     25-Sep-14             100                14                  2                  0                 0
     25-Sep-15             100                11                  0                  0                 0
     25-Sep-16             100                 6                  0                  0                 0
     25-Sep-17             100                 0                  0                  0                 0
     25-Sep-18             100                 0                  0                  0                 0
     25-Sep-19             100                 0                  0                  0                 0
     25-Sep-20             100                 0                  0                  0                 0
     25-Sep-21             100                 0                  0                  0                 0
     25-Sep-22             100                 0                  0                  0                 0
     25-Sep-23             100                 0                  0                  0                 0
     25-Sep-24             100                 0                  0                  0                 0
     25-Sep-25             100                 0                  0                  0                 0
     25-Sep-26              95                 0                  0                  0                 0
     25-Sep-27              86                 0                  0                  0                 0
     25-Sep-28              76                 0                  0                  0                 0
     25-Sep-29              64                 0                  0                  0                 0
     25-Sep-30              53                 0                  0                  0                 0
     25-Sep-31              40                 0                  0                  0                 0
     25-Sep-32              26                 0                  0                  0                 0
     25-Sep-33              11                 0                  0                  0                 0
     25-Sep-34               0                 0                  0                  0                 0

     WAL (yrs.)          26.02              6.13               5.01               3.95              4.67

------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                  COMPUTATIONAL MATERIALS FOR TMTS 2004-11HE

TO MATURITY

        PERCENTAGE OF CLASS M-3 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

                       0% PRICING        80% PRICING       100% PRICING       150% PRICING       200% PRICING
       DATE               SPEED             SPEED              SPEED              SPEED             SPEED
       ----            --------------------------------------------------------------------------------------
Initial Percentage         100               100                100                100               100
     25-Sep-05             100               100                100                100               100
     25-Sep-06             100               100                100                100               100
     25-Sep-07             100               100                100                100               100
     25-Sep-08             100                69                 51                 23                34
     25-Sep-09             100                52                 37                 14                 0
     25-Sep-10             100                40                 26                  0                 0
     25-Sep-11             100                31                 19                  0                 0
     25-Sep-12             100                24                 14                  0                 0
     25-Sep-13             100                18                  2                  0                 0
     25-Sep-14             100                14                  0                  0                 0
     25-Sep-15             100                 5                  0                  0                 0
     25-Sep-16             100                 0                  0                  0                 0
     25-Sep-17             100                 0                  0                  0                 0
     25-Sep-18             100                 0                  0                  0                 0
     25-Sep-19             100                 0                  0                  0                 0
     25-Sep-20             100                 0                  0                  0                 0
     25-Sep-21             100                 0                  0                  0                 0
     25-Sep-22             100                 0                  0                  0                 0
     25-Sep-23             100                 0                  0                  0                 0
     25-Sep-24             100                 0                  0                  0                 0
     25-Sep-25             100                 0                  0                  0                 0
     25-Sep-26              95                 0                  0                  0                 0
     25-Sep-27              86                 0                  0                  0                 0
     25-Sep-28              76                 0                  0                  0                 0
     25-Sep-29              64                 0                  0                  0                 0
     25-Sep-30              53                 0                  0                  0                 0
     25-Sep-31              40                 0                  0                  0                 0
     25-Sep-32              26                 0                  0                  0                 0
     25-Sep-33               5                 0                  0                  0                 0
     25-Sep-34               0                 0                  0                  0                 0

     WAL (yrs.)          26.00              6.00               4.90               3.77              3.96

------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                  COMPUTATIONAL MATERIALS FOR TMTS 2004-11HE

TO MATURITY

        PERCENTAGE OF CLASS B-1 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

                       0% PRICING        80% PRICING       100% PRICING       150% PRICING       200% PRICING
       DATE               SPEED             SPEED              SPEED              SPEED             SPEED
       ----            --------------------------------------------------------------------------------------
Initial Percentage         100               100                100                100               100
     25-Sep-05             100               100                100                100               100
     25-Sep-06             100               100                100                100               100
     25-Sep-07             100               100                100                100               100
     25-Sep-08             100                69                 51                 23                 0
     25-Sep-09             100                52                 37                  2                 0
     25-Sep-10             100                40                 26                  0                 0
     25-Sep-11             100                31                 19                  0                 0
     25-Sep-12             100                24                  2                  0                 0
     25-Sep-13             100                18                  0                  0                 0
     25-Sep-14             100                 3                  0                  0                 0
     25-Sep-15             100                 0                  0                  0                 0
     25-Sep-16             100                 0                  0                  0                 0
     25-Sep-17             100                 0                  0                  0                 0
     25-Sep-18             100                 0                  0                  0                 0
     25-Sep-19             100                 0                  0                  0                 0
     25-Sep-20             100                 0                  0                  0                 0
     25-Sep-21             100                 0                  0                  0                 0
     25-Sep-22             100                 0                  0                  0                 0
     25-Sep-23             100                 0                  0                  0                 0
     25-Sep-24             100                 0                  0                  0                 0
     25-Sep-25             100                 0                  0                  0                 0
     25-Sep-26              95                 0                  0                  0                 0
     25-Sep-27              86                 0                  0                  0                 0
     25-Sep-28              76                 0                  0                  0                 0
     25-Sep-29              64                 0                  0                  0                 0
     25-Sep-30              53                 0                  0                  0                 0
     25-Sep-31              40                 0                  0                  0                 0
     25-Sep-32              26                 0                  0                  0                 0
     25-Sep-33               0                 0                  0                  0                 0
     25-Sep-34               0                 0                  0                  0                 0

     WAL (yrs.)          25.96              5.83               4.74               3.61              3.60

------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.